                                 LEASE AGREEMENT

               THIS LEASE AGREEMENT is made this 8th day of September, 1999 (the "Commencement Date") between ProLogis Development Services Incorporated, a Delaware corporation, having its principal office at 14100 East 35th Place, Aurora, Colorado 80011 ("Landlord"), and the Tenant named below ("Tenant").

Tenant:                           barnesandnoble.com llc

Tenant's representative,          William F. Duffy, Vice President of Operations
address, and phone no.:           76 Ninth Avenue, 11th Floor
                                  New York, NY  10011
                                  (212) 414-6006

Premises:                         The Land and the Building, together with (x)
                                  any and all other improvements and structures
                                  (now or hereafter erected) on the Land, and
                                  (y) all of Landlord's right, title and
                                  interest in and to all easements, rights and other matters appurtenant to the Land or the Building and in and to any land lying in the bed of any roads adjacent to the Land.

Project: That certain industrial project commonly known as Damonte Ranch Trade Center I, which industrial project is composed of the parcels of land lying and being in the County of Washoe, State of Nevada, as more particular described in Exhibit B annexed hereto, together with any improvements now or hereafter erected thereon.

Building:                         That certain building that is to be erected by
                                  Landlord in accordance with Addendum 2 of this Lease, which building is to contain approximately 600,000 rentable square feet of space.

Land: That certain parcel of land lying and being in the County of Washoe and State of Nevada, as more particularly described in Exhibit A annexed hereto.

Common Area Land:                 That certain parcel of land lying and being in
                                  the County of Washoe and State of Nevada, as more particularly described in Exhibit C annexed hereto.

Tenant's Project
Proportionate
Share: 33.96% (subject to downward adjustment as provided for under this Lease). Tenant's Project Proportionate Share has been calculated based on the fraction, the numerator of which is the square footage of the Building (for purposes of this estimate is deemed to be 600,000) and the denominator of which is the maximum buildable area contained within the Project (which maximum buildable area Landlord represents and warrants is, as of the Commencement Date, 1,766,727 square feet, it being agreed that (x) Tenant's sole remedy in the event of a breach of such representation and warranty shall be a re-calculation of Tenant's Project Proportionate Share and a reduction, both retroactively and prospectively, in the Additional Rent for the Common Area Land (as defined below) and (y) in no event shall Tenant's Project Proportionate Share ever exceed 33.96%)

Lease Term:                       Beginning on the Commencement Date and ending
                                  on the last day of the 120th full calendar month following the Rent Commencement Date (as hereinafter defined), the term "Lease Term" to include any renewal or extension terms.

Rent Commencement
Date: Thirty (30) days following "Substantial Completion of the Base Building Work" (as such term is defined in Addendum 2).

Initial Monthly Base
Rent: $174,000.00 (subject to adjustment in accordance with Addendum 1 and the second paragraph of Paragraph 4).

Initial Estimated Monthly
Additional Rent
Payments for the Common
Area Land:                        $6,000.00 (which is composed of the
                                  Association Fees (estimated at $1,500), the
                                  Property Management Fee (estimated at $3,000), and the Insurance Fee (estimated at $1,500), such terms being defined below)

Initial Estimated Monthly
Base Rent and
Additional Rent for Common
Area Land Payments:               $180,000.00

Security Deposit:                 $180,000.00

Broker:                           Benchmark Associates, Inc./David Haut; C.B.
                                  Richard Ellis/Dave Simonsen

Addenda: Addendum 1 (Base Rent Adjustments); Addendum 2 (Construction); Addendum 3 (Renewal Options); Addendum 4 (Right of First Offer); Addendum 5 (Letter of Credit)


             Granting Clause. In consideration of the terms, covenants, and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises, to have and to hold for the Lease Term, subject to the terms, covenants and conditions of this Lease.

             Acceptance of Premises. Subject to (i) Punch List items (as defined in Addendum 2), (ii) all of Landlord's obligations and warranties as set forth in Paragraphs 3, 10, 15, 16, 30 and 43 of this Lease, and (iii) any latent defects, Tenant shall accept the Premises in its as-is condition as of the Rent Commencement Date. Except for Punch List Items or as otherwise provided in Paragraphs 3, 10, 15, 16, 30 and 43 of this Lease, in no event shall Landlord have any obligation to repair or cure any defects in the Premises (except for latent defects).

             Landlord represents and warrants, to Landlord's knowledge, that:
(i) as of the Commencement Date, there are no deed restrictions, use restrictions or other restrictive covenants (including, without limitation, the Declaration (as hereinafter defined) and the other Permitted Encumbrances (as hereinafter defined)) that would adversely affect Tenant's Intended Use (as defined below) of the Premises; (ii) on the Rent Commencement Date, Tenant shall be able to operate in the Premises twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five (365) days a year for general warehouse purposes; (iii) as of the

Commencement Date, there are no Legal Requirements or restrictive covenants (including, without limitation, the Declaration and the other Permitted Encumbrances) that would affect the ability to construct and operate the Premises in accordance with the Performance Specifications (as defined in Addendum 2); (iv) as of the Commencement Date, there are no liens, encumbrances, security interests, charges, reservations, easements, rights-of-way, restrictive covenants, conditions, limitations, or any other burden covering or affecting the Land, other than those (the "Permitted Encumbrances") listed on Exhibit D annexed hereto and made a part hereof; (v) as of the Commencement Date, the Land is directly accessible from Old Virginia Road, which is a public road (as shown on Parcel Map No. 4387) under construction and which is contiguous to the Land;
(vi) as of the Commencement Date, all utility, water and sewer services necessary for the construction of the Building in accordance with the Performance Specifications and the operation and use thereof for the Intended Use are available at the boundaries of the Land; and (vii) as of the Commencement Date, the Land is zoned OC-I. For purposes of this paragraph, Landlord's knowledge shall mean the actual knowledge of David Morze and John Hanson, after appropriate due inquiry and investigation. Landlord represents and warrants to Tenant that no employee of Landlord has any material knowledge that is not possessed by David Morze or John Hanson about any of the matters that are the subject of the representations and warranties contained in the foregoing clauses (i) through (vii).

             Use. Tenant may use the Premises for the following uses twenty-four
(24) hours a day, seven (7) days a week, three hundred sixty-five (365) days a year (such uses for such time periods, collectively, the "Intended Use"): (i) as a warehouse facility for the purpose of receiving, shipping, storing, processing and selling products, materials and merchandise (which may include, without limitation, the receiving, shipping, storing, processing and selling of books, books on tape, books on computer disk, books on CD-ROM, magazines, periodicals, computer software, compact discs and other forms of recorded music and videotapes, together with any other consumer products), (ii) for general, executive and administrative offices, and (iii) for all lawful uses ancillary to the uses described in the preceding clauses (i) and (ii) of this sentence. In addition, Tenant may use the Premises for any other legally permitted use which shall not reduce the value of the Project. Tenant shall not permit any objectionable smoke, dust, gas, noise, or vibrations (other than vibrations from any generator) to emanate from the Premises, or take any other action, that would constitute a nuisance or would unreasonably disturb, unreasonably interfere with, or endanger Landlord or any tenants of the Project. Landlord acknowledges and agrees that Tenant's Intended Use will not violate any of the restrictions in the preceding sentence.

             Except as otherwise expressly set forth in the Lease, including, without limitation, Paragraph 43 of the Lease, Tenant shall comply with all Legal Requirements (as defined below) relating to the Premises. Notwithstanding the foregoing, if (i) a new Legal Requirement is enacted during the Lease Term, and (ii) repairs, alterations or modifications to the Premises are necessary and legally required (i.e. the Premises is not grandfathered) in order for the Premises to comply with such new Legal Requirement, then Landlord shall make those necessary repairs, modifications or alterations to the Premises. Upon completion thereof, (i) Landlord shall furnish Tenant with a statement setting forth the actual out-of-pocket cost to Landlord of such repairs, modifications or alterations to the Premises (together with invoices and other evidence reasonably necessary to corroborate such cost), and (ii) the actual out-of-pocket cost of such repairs, modifications or alterations to the Premises shall be amortized on a straight line basis in equal monthly installments over a period equal to the useful life thereof under GAAP (as defined below), and such monthly installments shall thereafter be payable by Tenant to Landlord on the first day of each calendar month during the Lease Term until the sooner of (i) the last day of Lease Term and (ii) the last day of such useful life (it being agreed that Tenant shall not be responsible for any portion of such costs that relates to the portion of such useful life that extends beyond the Lease Term). Any installment payable pursuant to the preceding sentence for a partial month shall be appropriately prorated. For purposes of this Lease, the term "Legal Requirements" shall mean all laws, statutes, codes, ordinances, orders and regulations of any or all of the federal, state or local government or governmental (or quasi-governmental) authority having jurisdiction over the Land, the Building and/or the Premises, whether now or hereafter in force. Tenant shall have the right at its expense to contest, by appropriate legal proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of any Legal Requirements with which Tenant is obligated to comply and, so long as such proceeding is being conducted in good faith and with due diligence and deferral of compliance does not subject Landlord to civil penalties (unless Tenant elects to pay such penalties) or criminal prosecution, Tenant may defer compliance pending the outcome of such contest. Landlord shall, upon request by Tenant, reasonably cooperate with any such contest (at no expense to Landlord, unless Tenant pays such expense) and shall promptly execute and deliver to Tenant any documents, information, consents or other materials required or reasonably desirable to prosecute such contest. Notwithstanding the fact that the Commencement Date occurred on the date of this Lease, Tenant shall have no obligations or liabilities under this Lease unless and until the Rent Commencement Date occurs, except as and to the extent provided in the next succeeding sentence; provided, however, that any occupation of the Premises by Tenant prior to the Rent Commencement Date shall be subject to all obligations of Tenant under this Lease, except the obligation to pay Base Rent, Additional Rent for the Common Area Land (as defined below), the Additional Rental Amount (as defined in Addendum 2), utility charges and Taxes (as defined below). Notwithstanding the foregoing, if, prior to the Rent Commencement Date, Tenant occupies any portion of the Building for the conduct of its business for the Intended Use (as opposed to the prosecution of Tenant's Initial Work (as defined in Addendum 2) or the use of the Premises for the activities described in the definition of "Substantial Completion of Base Building Shell" as contained in the Workletter) for more than 30 days, then Tenant shall pay to Landlord as additional rent an amount equal to: (i) the initial Base Rent (calculated on a per diem basis based on a 365 day year), in the event that Tenant so occupies at least half of the Building; or (ii) one-half of the initial Base Rent (calculated on a per diem basis based on a 365 day year), in the event that Tenant so occupies less than one-half of the Building, in each such instance, for each day in the period commencing 31 days after the first date on which Tenant so occupies the Premises for the conduct of its business for the Intended Use and ending on the day before the Rent Commencement Date. No occupancy of any portion of the Building as described preceding sentence shall (i) be deemed to be an agreement by Tenant that any portion of the Base Building Work has been Substantially Completed (as defined in Addendum 2) or (ii) otherwise relieve

Landlord from any of its obligations under Addendum 2 (including, without limitation, its obligation to pay Tenant the Liquidated Damages (as defined in Addendum 2)).

             Base Rent. Tenant shall pay Base Rent in the amount set forth above. The Security Deposit shall be due and payable on the date hereof, and the first month's Base Rent and the first monthly installment of estimated Additional Rent for Common Area Land shall be due and payable on the Rent Commencement Date. Tenant promises to pay to Landlord in advance, without demand, deduction or set-off (except as expressly provided in this Lease), monthly installments of Base Rent on or before the first day of each calendar month succeeding the Rent Commencement Date. Payments of Base Rent for any fractional calendar month shall be appropriately prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address in the United States as Landlord may specify from time to time by written notice delivered in accordance herewith. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce or set-off any rent due hereunder except as may be expressly provided in this Lease.

             Within ten (10) days after the Substantial Completion of the Building Shell (as defined in Addendum 2), Landlord, at Landlord's cost and expense, shall have Landlord's project architect measure the square footage of the Building from dripline to dripline on each side of the exterior of the outer walls of the Building. If the measured square footage of the Building (as finally determined under this paragraph) is less than 600,000 square feet, then this Lease shall be amended to reflect the actual measured square footage of the Building, the monthly Base Rent under the Lease shall be reduced (both retroactively and for the remainder of the Lease Term) by $3.48 per year for each square foot by which the Building is less than 600,000 square feet, and Tenant's Project Proportionate Share and Additional Rent for the Common Area Land shall be adjusted accordingly (both retroactively and for the remainder of the Lease Term). Within 5 days after Landlord's architect determines the square footage of the Building in accordance with the method contained in the first sentence of this paragraph, Landlord shall cause Landlord's project architect to certify to Landlord and Tenant in writing such determination of the square footage of the Building. Tenant's architect may review such certification and if Tenant's architect disputes such measurement, then Landlord's project architect and Tenant's architect shall use good faith efforts to try and resolve the dispute over the measurement. In connection therewith, Tenant's architect shall have the right to measure the Building in accordance with the method of measurement set forth in the first sentence of this paragraph. If the two architects are unable to resolve the dispute over the measurement within 15 days, then the two architects shall choose a third architect who is impartial and independent and the third architect shall measure the total square footage of the Building in accordance with the terms of this paragraph and the third architect's measurement of the square footage of the Building shall be final and binding on both Landlord and Tenant. If the measured square footage of the Building (as finally determined under this paragraph) is equal to or greater than 600,000 square feet, then the Lease shall not be amended or modified.

             Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an Event of Default (hereinafter defined), Landlord may use all or part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to its original amount. Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee; no interest shall accrue thereon. The Security Deposit shall be the property of Landlord, and unless used by Landlord as set forth above, shall be paid to Tenant within 30 days of the expiration or termination of this Lease. Landlord shall be released from any obligation with respect to the Security Deposit upon transfer of this Lease and the Premises to a person or entity assuming Landlord's obligations under this Paragraph 5. At Tenant's election, the Security Deposit may be in the form of an unconditional, irrevocable letter of credit from a bank reasonably acceptable to Landlord, and in substantially similar form as attached hereto as Addendum 5 to this Lease or in another form reasonably acceptable to Landlord. The letter of credit shall either provide that it shall automatically renew during each year of the Lease Term or shall otherwise be renewed at least 30 days prior to its expiration during the term of the Lease (it being agreed that Tenant may elect at any time to substitute cash for the letter of credit). The letter of credit shall provide that it may be drawn down upon by Landlord at any time Landlord delivers its sight draft to the bank, together with a "drawing" request in the form of Exhibit E annexed hereto. If Landlord sells or conveys the Premises, Tenant shall, at Landlord's request (and at no expense to Tenant), cooperate in having the letter of credit transferred to the purchaser. If the letter of credit is ever drawn upon by Landlord pursuant to the terms of the Lease and Addendum 5 to the Lease, Tenant shall within ten (10) days thereafter cause the letter of credit to be restored to its original amount. Landlord shall not draw on the letter of credit unless and until (i) an Event of Default occurs or (ii) the expiration or termination of the Lease Term occurs and Tenant has defaulted in its obligations under Paragraph 21 below.

             Additional Rent Payments for the Common Area Land. Landlord will maintain in good order and repair the Common Area Land and Landlord hereby grants to Tenant, its agents, employees and invitees the nonexclusive right to use the Common Area Land in common with other tenants of the Project. Commencing on the Rent Commencement Date, during each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12, as reasonably estimated by Landlord from time to time, of Tenant's Project Proportionate Share of the projected Additional Rent for the Common Area Land for the applicable calendar year. Payments thereof for any fractional calendar month or fractional calendar year shall be appropriately prorated. The term "Additional Rent for the Common Area Land" means, for any calendar year all or any part of which occurs during the Lease Term, only the following costs and expenses: (A) the actual charges or assessments levied against the Premises for such calendar year pursuant to the Declaration (the "Association Fee") (it being agreed, however, that (x) the Association Fee for the 12-month period following the Rent Commencement Date shall, for purposes of this Lease, be capped at $.03 per square foot of the

Building and (y) in no event shall the Association Fee include, and in no event shall Tenant be obligated to pay or reimburse Landlord for, (i) any penalties, late charges, interest, fines or assessments resulting from a default by Landlord under the Declaration or (ii) any amounts payable under the Declaration on account of Capital (as defined below) improvements, repairs or replacements, other than in connection with landscaping); (B) property management fee equal to $3,000 per month increased annually by 3% ("Property Management Fee"); and all
(C) of Landlord's insurance cost for both the Premises and the Common Area Land for such calendar year ("Insurance Fee"). Notwithstanding anything to the contrary contained herein, Tenant shall not be obligated to pay or reimburse Landlord for Association Fees on account of any calendar year to the extent that Association Fees for such calendar year have increased by more than five percent (5%) per annum, compounded annually on a cumulative basis ("Cap"), from the Association Fees for (I) in the case of the initial term of this Lease, the calendar year in which the Rent Commencement Date occurs (it being agreed that the Association Fee for such first calendar year shall in no event exceed $.03 per square foot of the Building) and (II) in the case of any renewal term, the calendar year in which the first day of such renewal term occurs (it being agreed, however, that, for purposes of such renewal term only, the Association Fee for the calendar year in which the first day of such renewal term occurs shall not (x) include the cost of any Capital improvements, repairs, replacements or reserves of any kind, and (y) be subject to the Cap). In no event shall any Additional Rent for the Common Area Land be payable by Tenant for, during or on account of any period prior to the Rent Commencement Date. For purposes of this Lease, a repair, replacement or improvement shall be "Capital" if, in accordance with generally accepted accounting principles consistently applied ("GAAP"), the costs associated with such repair, replacement or improvement are generally capitalized.

             Landlord shall provide Tenant within 120 days following the final day of each calendar year during the Lease Term an itemized statement setting forth in reasonable detail the actual Additional Rent for Common Area Land for such year (which statement shall be accompanied by invoices and such other reasonable corroborating documentation as Tenant may request from time to time). If Tenant's total estimated payments of Additional Rent for Common Area Land on account of any such calendar year are less than Tenant's Project Proportionate Share of actual Additional Rent for the Common Area Land for such year (as limited by the Cap), then Tenant shall pay the difference to Landlord within 30 days after demand, and if more, then Landlord shall retain such excess and credit it against Tenant's next payments due on account of Additional Rent for the Common Area Land (or if there is less than 6 months remaining in the Lease Term, or if the Lease Term has terminated or expired, Landlord shall refund such excess to Tenant). The estimated Additional Rent for the Common Area Land set forth in this paragraph of this Lease and any other operating expenses for the Premises or for Items as set forth in Paragraph 11 of this Lease are only estimates, and Landlord makes no guaranty or warranty that such estimates will be accurate.

             Utilities. Tenant shall pay directly to the utility provider servicing the Premises for all water, gas, electricity, heat, light, power, telephone, sewer, sprinkler services, refuse and trash collection, and other utilities and services used on the Premises, all maintenance charges for utilities, and any storm sewer charges or other similar charges for utilities imposed by any governmental entity or utility provider, together with any taxes, penalties, surcharges or the like pertaining to Tenant's use of the Premises. Landlord, as part of the Base Building Work, shall (x) install all telephone, gas, water, sanitary sewer and electric utilities in accordance with the Performance Specifications and in a manner consistent with "Class A" warehouse facilities in the Reno, Nevada area (provided that in the event of any inconsistency between such standards, the Performance Specifications shall control) and (y) install any other utilities that are customarily installed in "Class A" warehouse facilities in the Reno, Nevada area (excluding any telecommunication equipment or lines beyond the point of connection to the Building). Prior to the Rent Commencement Date, Landlord shall at its expense cause all of the utilities described in the preceding sentence to be separately metered, such that user charges for such utilities will be charged directly to Tenant by the utility provider. No interruption or failure of utilities shall result in the termination of this Lease or the abatement of rent, except as otherwise provided for in the following paragraph.

             Notwithstanding anything to the contrary contained in this Lease, if an interruption or cessation of utilities results from a cause within the Landlord's reasonable control and the Premises or any portion thereof are not usable by Tenant for the conduct of Tenant's business as a result thereof, Base Rent, the Additional Rental Amount and applicable Additional Rent for Common Area Land shall be abated for the period which commences three (3) business days after the date Tenant gives to Landlord notice of such interruption until such utilities are restored.

             Taxes. "Taxes" shall mean all real property taxes, assessments and governmental charges which shall be levied, assessed or imposed against the Premises during the Lease Term; the parties hereby acknowledge that the Premises constitute a separate tax parcel (i.e., Parcel 1 of Parcel 1 of Parcel Map No. 3487, APN: 140-010-09) provided, however, that if, at any time during the Lease Term, the methods of a taxation prevailing on the date hereof shall be altered so that in lieu of, in addition to, or as a substitute for, the whole or any part of the items referred to above now levied, assessed or imposed on real estate or upon the owner or owners of real estate, there shall be levied, assessed or imposed any franchise tax, any excise, transaction, sales for privilege tax, assessment, levy or charge measured by or based, in whole or in part, upon the rents from the Premises the same shall be included within Taxes, provided, however, that the terms of the legislation imposing any such tax, assessment, levy or charge or any other factors, documents or instruments evidence that such tax, assessment, levy or charge was intended to serve as a real estate tax. Notwithstanding the foregoing, "Taxes" shall not include: (A) any inheritance, estate, succession, transfer, gains, mortgage recording, gift, franchise, corporation, income or profit tax or capital levy; and (B) any special non-recurring assessments arising as a result of the development of the Project (and not specifically related to the Premises). Assessments included within Taxes shall, regardless of how actually paid, be deemed to be paid in the maximum number of installments permitted by the taxing authority imposing any such assessment.

             Commencing on the Rent Commencement Date and thereafter throughout the Lease Term, Tenant shall, in the manner set forth in this Paragraph 8, pay the Taxes for each tax or fiscal year (a "Tax Year") of the relevant taxing authority occurring within the Lease Term. If, however, (i) the Rent Commencement Date shall occur on a day other than the first day of any such Tax Year, then the Tenant's payment of Taxes for such Tax Year shall be a pro-rated amount (computed on a per diem basis), based upon the number of days within such Tax Year occurring from and after the Rent Commencement Date, or (ii) the expiration of this Lease shall occur on a day other than the last day of a Tax Year, then Tenant's payment of Taxes for such tax or fiscal year shall be a pro-rated amount (computed on a per diem basis), based upon the number of days within such Tax Year occurring within the Lease Term.

             Landlord shall cause each taxing authority having jurisdiction over the Premises to send statements for Taxes directly to Tenant and Tenant shall make timely payment of all such Taxes, subject to the provisions of Paragraph 8(b) hereof. Tenant shall, upon written request of Landlord, furnish Landlord with (i) evidence that Taxes have been paid in accordance with this Paragraph 8(b) and 8(c) all correspondence sent to, or received by, Tenant from governmental authorities regarding Taxes. If Landlord is unable to cause any such taxing authority to render statements for Taxes directly to Tenant, then, Landlord, at anytime prior to the end of any Tax Year may deliver to Tenant a statement for Taxes for such Tax Year. Tenant, for each such Tax Year, shall pay to Landlord the amount set forth on such statement for such Tax Year in equal installments in the same number of installments as Taxes are required to be paid to the such taxing authority, with each such installment being due on the later to occur of (x) the date that is thirty (30) days prior to the due date of the corresponding installment of Taxes and (y) the date that is ten (10) business days after the date that Tenant receives the statement from Landlord. Landlord shall, together with the provision of any statement to Tenant, provide Tenant with a copy of any tax bill to which such statement applies. If there shall be any increase in Taxes for any Tax Year, whether prior to, during or after such Tax Year, or if there shall be any decrease in Taxes for any such Tax Year, whether prior to, during or after such Tax Year, then Tenant's payment for Taxes for such Tax Year shall be recalculated and (i) if there has been an underpayment, Tenant shall pay to Landlord, within 30 days after Landlord's request therefor, the amount of such underpayment, or (ii) if there has been an overpayment, Landlord shall, within 30 days after Tenant's request therefor, refund to Tenant the amount of such overpayment.

             If with respect to any Tax Year for which Tenant shall have made payment of Taxes, Landlord shall receive a refund of any portion of Taxes, Landlord, within 30 days after Tenant's request therefor, shall pay to Tenant the amount of such refund.

             Tenant shall, at its sole cost and expense, have the right to file a protest with respect to the assessed valuation of the Premises and commence any administrative or judicial proceeding as may be necessary in connection therewith. Tenant shall keep Landlord informed of the progress of any such proceeding, including, by providing copies of any correspondence and other documents submitted in connection therewith. Landlord, at Tenant's cost and expense, shall fully cooperate with Tenant with respect to any such protest and proceeding, including, without limitation, by promptly providing Tenant with copies of all relevant materials, documents, contracts, invoices and, if necessary, by attending meetings and/or appearing at proceedings. Tenant shall indemnify, defend and hold harmless Landlord from and against all liabilities, damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with any such protest or proceeding by Tenant.

             Insurance. (a) Landlord, throughout the Lease Term, shall maintain
(i) commercial liability insurance, including a contractual liability endorsement, and (ii) all risk property insurance covering the full replacement cost of the Building. All insurance to be maintained by Landlord pursuant to this Paragraph 9, (i) shall be carried in favor of Landlord and shall name Tenant as an additional insured (for commercial liability insurance only), (ii) shall be in such form normally carried by prudent owners of premises similarly situated, due regard given to the type of premises (i.e., size, age, condition), its construction and its use and occupancy, (iii) shall be issued by domestic insurance companies, licensed to do business in the State of Nevada and having a Best's rating of AVIII or better or the then equivalent of such rating and having a policyholders surplus of at least $100,000,000, and (iv) shall be written on policies which have a term of not less than one year, and which shall provide that no cancellation, non-renewal, change or reduction in the coverages afforded under said policies will be effective until at least thirty (30) days' prior written notice of such cancellation or reduction has been given to Tenant. Certificates of the foregoing insurance shall be delivered by Landlord to Tenant on or prior to the Rent Commencement Date Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem reasonably necessary, including, but not limited to, rent loss insurance; provided, however, such other insurance and additional coverage shall be consistent (in both type and limit) with insurance maintained in connection with industrial warehouse buildings owned by institutional landlords in the Reno, Nevada area. The cost of all insurance maintained by Landlord under this Paragraph 9 shall be competitive with the cost of comparable insurance available from other insurance carriers. The Project or Building may be included in a blanket policy (in which case the cost of such insurance allocable to the Project or Building will be reasonably allocated by Landlord based upon the insurer's cost calculations), provided that such blanket policy (i) complies in all respects with the terms of this Paragraph 9, (ii) expressly identifies the Premises as being covered by such blanket insurance policy, and (iii) does not provide for any possibility of reduction of coverage by reason of any damage to any other property named in such blanket insurance policy.

             Tenant, at its expense, shall maintain during the Lease Term: all risk property insurance covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; worker's compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; and commercial liability insurance, with a minimum limit of $1,000,000 per occurrence and a minimum umbrella limit of $1,000,000, for a total minimum combined general liability and umbrella limit of $2,000,000 for property damage, personal injuries, or deaths of persons occurring in or about the Premises. Landlord may from time to time require reasonable increases in any such limits, such increases to be consistent with the insurance limits required by comparable landlords at comparable projects. The commercial liability policies shall name Landlord as an additional insured, insure on an occurrence and not a claims-made basis, be issued by insurance companies which are domestic insurance companies, licensed to do business in the State of Nevada and having a Best's rating of AVIII or better or the then equivalent of such rating and having a policyholders surplus of at least $100,000,000, not be cancelable unless 30 days prior written notice shall have been given to Landlord, contain a hostile fire endorsement and a contractual liability endorsement and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Such policies or certificates thereof shall be delivered to Landlord by Tenant upon the earlier of (i) the Rent Commencement Date, or (ii) the date Tenant occupies the Premises for any reason whatsoever, including without limitation, the date Tenant enters onto the Premises to conduct the Initial Tenant Work and upon each renewal of said insurance.

             The all risk property or comparable insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, their officers, directors, members, employees, managers, agents, invitees and contractors, in connection with any loss or damage thereby insured against. Neither party nor its officers, directors, employees, members, managers, invitees or agents shall be liable to the other for loss or damage caused by any risk coverable by all risk property insurance, and each party waives any claims against the other party, and its officers, directors, employees, members managers, invitees and agents for such loss or damage. The failure of a party to insure its property shall not void this waiver.

             Subject to Tenant's rent abatement rights contained in Paragraph 7 above, Landlord and its agents and employees shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever, including without limitation, damage caused in whole or in part, directly or indirectly, by the negligence of Landlord or its agents, contractors or employees, it being agreed that the foregoing release of liability and waiver shall apply only to the extent that such business interruption and losses can be covered by customary business interruption insurance.

             Tenant and its subtenants, assignees, invitees, employees, members and agents shall not be liable for, and Landlord hereby waives all claims against Tenant and its subtenants, assignees, invitees, employees, members and agents for loss of rents derived from the Premises sustained by Landlord or any person claiming through Landlord resulting from any accident or occurrence in or upon the Premises or in or about the Project from any cause whatsoever, including, without limitation, damage caused in whole or in part, directly or indirectly, by the negligence of Tenant or its subtenants, assignees, invitees, employees, contractors, members or agents, it being agreed that the foregoing release of liability and waiver shall apply only to the extent such rent interruption and losses can be covered by customary rental interruption insurance.

             Landlord's Repairs. For the Lease Term, Landlord shall maintain, repair, and replace, at its expense, the following portions of the Premises (such portions of the Premises being collectively the "Landlord's Structural Obligations"): (i) all utility lines servicing the Premises to the points of connection within the Building, (ii) all elements of the roof, including the roof membrane and the skylights, and (iii) all elements of the slab, foundation, floor, footings, piers and exterior walls of the Building so that such Landlord's Structural Obligations are in good condition, reasonable wear and tear excluded, and, subject to the provisions of Paragraph 9(c) above, any damage or injury to the Building or Premises (including, without limitation, the slab and the structure of the Premises) caused by the negligence and/or willful misconduct of Tenant, its agents, contractors, employees and invitees excluded. Notwithstanding anything to the contrary contained in the foregoing in clause (iii) above, it is the stated intent of Landlord and Tenant that the Landlord shall not be responsible for maintaining or repairing cracks and other surface repair items in the slab or floor caused by normal wear and tear and/or normal forklift traffic over the slab or floor (it being agreed, however, that nothing in this sentence shall be deemed to limit Landlord's obligations under Paragraph 43 below). Subject to Paragraph 43, the term "walls" as used in this Paragraph 10 shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Paragraph 10, after which Landlord shall have a reasonable opportunity to repair. Subject to the provisions of Paragraph 9(c) above, Landlord shall also be responsible for any damage to the Premises caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors at the Premises.

             In the event of an emergency (being defined for purposes hereof as an imminent threat of injury to persons or material damage to Tenant's equipment, inventory or other property at the Premises or any other event that impedes more than 20% of Tenant's business operations at the Premises, Tenant shall have the right to make such temporary, emergency repairs to the Premises as may be reasonably necessary to (x) prevent material damage to Tenant's equipment, inventory or other property at the Premises, (y) repair an imminent threat of personal injury to persons at the Premises, or (z) repair the condition that is the cause of any material impediment to Tenant's business operations at the Premises; provided Tenant has either (i) notified Landlord's representative, as soon as possible under the circumstances, of such emergency by telephone (with subsequent written notice as soon as practicable), and Landlord has failed to initiate (and diligently continue to pursue all necessary emergency repairs within twenty-four (24) hours of such notification, or (ii) Tenant has attempted in good faith to notify Landlord's representative of such emergency by telephone (with subsequent written notice as soon as practicable) and has been unsuccessful in its attempts to contact such representative for a period of twenty-four (24) hours. If because of the circumstances it is necessary for Tenant to act immediately (i.e. Tenant does not reasonably have time to notify Landlord), then Tenant may do so without prior notice to Landlord provided that Tenant uses commercially reasonable efforts to notify Landlord of such actions as soon as possible. In the event that Tenant makes any emergency repairs to the Premises in accordance with this paragraph, Landlord shall reimburse Tenant, up to the Self-Help Maximum (as defined below), for the actual, reasonable, out-of-pocket third party costs incurred by Tenant (as evidenced by written invoices or other reasonable evidence) in making such emergency repairs. The term "Self Help Maximum" shall mean (i) the aggregate sum of $25,000 for each emergency that occurs during each lease year (other than Catastrophic Emergencies (as defined below)), such sum to increase each year of the Lease Term following the first lease year by the percentage increases in the Consumer Price Index (over the amount of the Consumer Price Index as of the Rent Commencement
Date), or (ii) the aggregate sum of $200,000 for each Catastrophic Emergency that occurs during each lease year. For purposes hereof, (i) the term "Catastrophic Emergency" means any emergency with respect to the roof that will require Tenant to expend more than $25,000 to alleviate such emergency; and (ii) the term "Consumer Price Index" means the Consumer Price Index for All Urban Consumers (Revised Series) (CPI-U) All Items, U.S. City Average (1982-1984 equals 100) of the United States Department of Labor, Bureau of Labor Statistics. If Landlord fails to reimburse Tenant for the reasonable, out-of-pocket costs incurred by Tenant in making such repairs, up to but not to exceed the Self Help Maximum with respect to such emergency, within 30 days after demand therefor, accompanied by supporting evidence of the costs incurred by Tenant, then Tenant may either (i) bring an action for damages against Landlord to recover such costs, together with interest thereon at the Interest Rate from the due date therefor (i.e., the date 30 days after demand), and reasonable attorney's fees incurred by Tenant in bringing such action for damages, or (ii) offset such amount against the Base Rent and Additional Rental Amount due under this Lease, with interest accruing 30 days after such amount was due. The self help remedy granted to Tenant under this Paragraph in the event of an emergency is in addition to, and not in lieu or limitation of, any and all other remedies granted to Tenant under this Lease. Subject to the provisions of Paragraph 9(c) above, Tenant shall be responsible for any damage to the Premises caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors at the Premises.

             Tenant's exercise of its right to self help or offset Base Rent and the Additional Rental Amount shall in no way be an acknowledgment of or be construed as an agreement by Landlord that such payment (or work) required is the obligation of Landlord and shall in no way hinder the Landlord from disputing such claims and Base Rent and Additional Rental Amount offsets by Tenant. In the event of a dispute, and if Landlord prevails, Tenant shall promptly reimburse Landlord for all amounts paid by Landlord to Tenant, or any amounts offset by Tenant or any amounts on which Landlord has prevailed, whichever is appropriate, plus interest at the Interest Rate from the date the amount was offset or paid. Further the prevailing party shall be entitled to reasonable attorneys' fees and costs incurred in the offset dispute.

             If and only if requested by Tenant in writing, Landlord shall make any reasonably necessary Capital repairs or replacements to the Premises for which Tenant is responsible under Paragraph 11 below. Upon completion thereof,
(i) Landlord shall furnish Tenant with a statement setting forth the actual out-of-pocket cost to Landlord of any such Capital repairs or replacements (together with invoices and other evidence reasonably necessary to corroborate such cost) and (ii) the actual out-of-pocket cost to Landlord of such Capital repairs or replacements to the Premises shall be amortized on a straight line basis in equal monthly installments over a period equal to the useful life thereof under GAAP, and such monthly installments shall thereafter be payable by Tenant to Landlord on the first day of each calendar month during the Lease Term until the sooner of (i) the last day of Lease Term and (ii) the last day of such useful life (it being agreed that Tenant shall not be responsible for any portion of such costs that relates to the portion of such useful life that extends beyond the Lease Term).

Landlord expressly acknowledges and agrees that the reimbursement obligation contained in the preceding sentence shall not apply to any Capital repairs or replacements that Landlord is required to make under (i) any of the other provisions of this Paragraph 10, or (ii) any of the provisions of Paragraphs 3, 15, 16, 30 and 43 of this Lease. Any installment payable pursuant to the this paragraph for a partial month shall be appropriately prorated. Landlord shall competitively bid the performance of such Capital repairs or replacements in accordance with the Bidding Procedures (as defined in Addendum 2).

             Tenant's Repairs. (a) Subject to Landlord's obligations in Paragraphs 3, 9, 10, 15, 16, 30 and 43, Tenant, at its sole cost and expense, shall be responsible for the maintenance, repair and replacement of all portions of the Premises, Building and Land and for all costs and expenses related thereto (including, without limitation, paving and parking areas, alleys, driveways, mowing, landscaping, exterior painting, dock and loading areas, truck doors, plumbing from and after the point of connection to the Building, fire sprinklers and fire protection systems, entries, doors, windows, interior walls, and the interior side of demising walls heating, ventilation and air conditioning systems, lighting, electrical and utility systems from and after the point of connection to the Building and other mechanical and building systems; amounts paid to contractors and subcontractors for work or services performed in connection with any of the foregoing; security services, if any; and trash collection, sweeping and removal). Except as set forth in the last paragraph of Paragraph 10 above, such repair and replacements may include Capital expenditures and repairs whose benefit may extend beyond the Lease Term. Heating, ventilation and air conditioning systems and other mechanical and building systems serving the Premises shall be maintained at Tenant's expense pursuant to maintenance service contracts entered into by Tenant. If, (i) Tenant fails to make any repair for which Tenant is responsible pursuant to this Paragraph 11 within thirty (30) days after notice thereof from Landlord (except in case of emergency) (unless such performance will, due to the nature of the obligation, require a period of time in excess of thirty (30) days, then after such period of time as is reasonably necessary) and (ii) Tenant's failure to make such repair has a material adverse effect on any structural component of the Building or otherwise results in a hazardous condition, then, Landlord may, at its option, make such repair, and Tenant shall pay the actual, reasonable, out-of-pocket third party costs incurred by the Landlord (as evidenced by written invoices or other reasonable evidence), within 30 days after demand. If Tenant fails to pay such amount within 30 days after demand, then such amount shall accrue interest at the Interest Rate.

             (b) Notwithstanding anything contained herein to the contrary, Tenant shall have the right, from time to time and for such periods of time as Tenant shall desire throughout the Lease Term, to require Landlord (without cost to Tenant) to provide asset management services to Tenant as may be necessary for Tenant to maintain the Premises in accordance with the provisions of Paragraph 11(a) hereof. Such asset management services shall include, but not be limited to, the hiring of contractors, subcontractors and suppliers on behalf of Tenant for each of the items of maintenance and repair (each an "Item") for which Tenant is responsible under Paragraph 11(a) hereof using competitive bidding procedures with entities which are not affiliated with Landlord (with each such hiring being subject to Tenant's prior written approval, such approval not to be unreasonably withheld or delayed), appropriately supervising each such contractor, subcontractor and supplier, and providing Tenant with such periodic reports, as Tenant may reasonably require, with respect to each of the Items, and any other management or operational services reasonably requested by Tenant which are customary for the maintenance and operation of a first-class warehouse facility in Reno, Nevada (collectively the "Asset Management Services"). On or before each November 1 during the Lease Term, Landlord shall provide Tenant with a budget setting forth Landlord's good faith estimate of the Additional Rent for the Premises (as defined below) for all Items for the immediately succeeding calendar year. For purposes hereof, the term "Additional Rent for the Premises" shall mean, for any calendar year all or any part of which occurs during the Lease Term, the actual, third-party out-of-pocket costs and expenses incurred by Landlord in connection with all the Items provided by Landlord with respect to such calendar year. If Tenant requests that Landlord provide such Asset Management Services, then during each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of the annual cost, as reasonably estimated by Landlord from time to time, of the Additional Rent for the Premises for the Items requested. Notwithstanding the foregoing, in no event shall Tenant be obligated to pay Additional Rent for the Premises on account of any calendar year to the extent that the Additional Rent for the Premises for such calendar year has increased by more than five percent (5%) per annum, compounded annually on a cumulative basis ("Premises Cap"), from the Additional Rent for the Premises for (I) in the case of the initial term of this Lease, the first full calendar year during which Landlord performs the Asset Management Services and
(II) in the case of any renewal term, the calendar year in which the first day of such renewal term occurs (it being agreed that, for purposes of such renewal term only, the Additional Rent for the Premises for the calendar year in which the first day of such renewal term occurs shall not be subject to the Premises
Cap). Notwithstanding anything to the contrary contained herein, if, in connection with the performance of its obligations under this Paragraph 11(b), Landlord performs any reasonably necessary Capital repairs or replacements to the Premises, then the provisions of the last paragraph of Paragraph 10 above, and not this Paragraph 11(b), shall govern with respect to the reimbursement of Landlord for such Capital repairs or improvements.

             Tenant-Made Alterations and Trade Fixtures. For purposes of this Lease, the following definitions shall apply:

             "Tenant-Made Alteration" shall mean any alteration, addition or improvement performed by, or to be performed by, Tenant in or about the Premises.

             "Material Tenant-Made Alteration" shall mean any Tenant-Made Alteration that will have an effect on the structural soundness of the Building, including, without limitation the slab or floor of the Building, or cause a penetration of the roof of the Building.

             Tenant, without any need to obtain Landlord's consent or approval, shall have the right to perform any Tenant-Made Alterations in and about the Premises, other than Material Tenant-Made Alterations. In addition, Tenant, upon obtaining Landlord's consent, which may be withheld only if a Material Tenant-Made Alteration would have an adverse affect on the structural soundness of the Building, including, without limitation, the floor or slab of the Building or invalidate any Landlord roof warranty for the Building (the "Approval Criteria"), shall have the right to perform Material Tenant-Made Alterations in and about the Premises. Landlord shall not perform any alterations in or about the Premises except as otherwise required or permitted under this Lease. Landlord's approval of Tenant's plans and specifications for any work or Tenant-Made Alterations performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable Legal Requirement or insurance requirements or that the alterations, additions and improvements constructed in accordance with such plans and specifications will be adequate for Tenant's use. Landlord and Tenant hereby acknowledge and agree that Tenant's construction and/or placement of one or more racking systems, a conveyor and related equipment and any mezzanine structure in the Building and on the Premises are both Tenant-Made Alterations that do not require Landlord's prior written consent (and Tenant may, without Landlord's consent, bolt the same to the slab); provided however, Tenant hereby agrees that upon the expiration or earlier termination of this Lease, Tenant shall remove, at Tenant's sole cost and expense, such racking systems, conveyor and related equipment and mezzanine structures and shall, at Tenant's sole cost and expense, repair any damage to the Premises caused by Tenant's removal of the racking system (such removal and repair obligations for the racking system being set forth in and governed by paragraph (e) below), conveyor system and mezzanine structure.

             Tenant, prior to commencing any Material Tenant-Made Alteration, shall give Landlord written notice thereof, and to the extent that good construction practice requires plans and specifications to be prepared with respect to such Tenant-Made Alteration, such notice shall be accompanied by a copy of such plans and specifications. In the case of any Material Tenant-Made Alteration, Landlord, within ten (10) business days after its receipt of such notice, shall either (i) give its written consent to the Material Tenant-Made alteration, or (ii) deny its consent and request revisions or modifications to such Material Tenant-Made Alteration (but only if and to the extent that the proposed Material Tenant-Made Alteration fails to meet the Approval Criteria). Notwithstanding anything in this Lease to the contrary, if during the Lease Term, Tenant removes from the Premises any items in the Performance Specifications (defined in Addendum 2) installed by Landlord at Landlord's cost and expense as part of the Base Building Work (defined in Addendum 2) ("Base Improvements"), then, except for the in-rack sprinkler system and heads referenced in Section 8.1.3 of the Performance Specifications which shall be excluded from the Base Improvements and which Tenant shall not be obligated to replace or restore, Tenant, upon or prior to the expiration or sooner termination of the Lease, shall replace all such Base Improvements it has removed from the Premises with other items or equipment of comparable size, age, make and quality to that of the removed Base Improvements (taking into consideration the condition that such Base Improvements would have been in if they had remained throughout the Lease Term, it being agreed, however, that if Tenant removes any Base Improvements that are typical office improvements, then Tenant, upon the re-installation thereof, shall replace such office improvements with new office improvements).

             Tenant at its own expense may perform all Tenant-Made Alterations with contractors and subcontractors of Tenant's own choosing. Tenant shall perform all Tenant-Made

Alterations in a good and workmanlike manner and in accordance with all Legal Requirements. Landlord shall, upon Tenant's request (and at no cost to Landlord), furnish or execute promptly any documents, information, consents or other materials which are necessary or reasonably desirable in connection with Tenant's efforts to obtain any license or permit for the making of any Tenant-Made Alteration. Landlord shall not be entitled to impose upon Tenant any charges or fees of any kind (including, without limitation, charges or fees for profit, overhead, or supervision) in connection with any Tenant-Made Alterations, except that Tenant shall pay to Landlord, within 30 days after Tenant's receipt of Landlord's demand therefor, Landlord's reasonable out-of-pocket costs and expenses of any third party architect or engineer employed by Landlord for reviewing mechanical and structural plans and specifications relating to any Material Tenant-Made Alteration. Throughout the performance of Tenant-Made Alterations, either Tenant or Tenant's general contractor shall carry (i) commercial general liability insurance, with completed operation endorsement, for any occurrence in or about the Premises, with a combined single limit of not less than $1,000,000 and (ii) employer's liability insurance in the statutory limit. With respect to all such insurance, Landlord and any mortgagee of the Premises whose name and address have been furnished to Tenant shall be named as additional insureds. All such insurance shall be issued by insurers that satisfy the requirements in Paragraph 9. Throughout the performance of any Tenant-Made Alteration, each contractor and subcontractor engaged in such Tenant-Made Alteration shall carry worker's compensation and disability insurance in statutory limits.

             Any and all Tenant-Made Alterations made by, or on behalf of, Tenant in, to or upon the Premises and Tenant's Property (as defined below) installed on the Premises by (or on behalf of) Tenant, shall remain the property of Tenant and may be removed from the Premises at any time during the Lease Term, provided that any damage caused by such removal shall be repaired by Tenant. Tenant may (subject to the next succeeding sentence) elect not to remove any or all of its Tenant-Made Alterations, Tenant's Initial Work, its fixtures or Tenant's Property, in which case the same shall become the property of Landlord upon Tenant's surrender of the Premises. Notwithstanding the foregoing, at the expiration or earlier termination of the Term, Tenant shall remove (i) its movable business equipment and other movable personal property, (ii) any Extraordinary Fixture (as defined below) in respect of which Landlord, in accordance with Paragraph (f) below, has not waived (or been deemed to have waived) its right to cause Tenant to remove, and (iii) any trade fixtures ("Tenant's Trade Fixtures") installed by Tenant in the Building, including the warehouse racking system to be installed in the Premises by or for Tenant (it being agreed that (x) in removing any trade fixtures from the Building that are bolted to the slab, Tenant shall only be required to cut and file the bolts connecting such trade fixtures to the slab, rather than remove such bolts from the slab, and (y) Tenant shall not be required to remove the wiring relating to such trade fixtures that will be imbedded in the slab, behind walls and doors and below the floor). Moreover, for purposes of this Lease, the term "Tenant's Property" shall mean all office furniture and equipment, movable partitions, communications equipment and other articles of movable personal property owned or leased by Tenant and located in the Premises.

             Tenant shall have the right from time to time and at any time to give a notice (each, an "Extraordinary Fixture Advice Notice") to Landlord requesting Landlord's advice as to whether any proposed Tenant-Made Alteration will constitute an Extraordinary Fixture. Within 10 business days after Landlord's receipt of any Extraordinary Fixture Advice Notice, Landlord shall notify Tenant (each a "Removal Notice") (i) whether, in Landlord's opinion, any of the alterations, additions or improvements described in such Extraordinary Fixture Advice Notice constitute an Extraordinary Fixture (and identifying same) and (ii) which items of those identified as Extraordinary Fixtures, Tenant must remove at the expiration or earlier termination of this Lease. If Landlord (i) gives a Removal Notice stating that in Landlord's opinion the alterations, additions or improvements (or any of them) described in the Extraordinary Fixture Advice Notice in question constitute an Extraordinary Fixture, but that Landlord will not require Tenant to remove the same at the expiration or earlier termination of this Lease, or (ii) fails to give a Removal Notice with respect to any of the alterations, additions or improvements described in the applicable Extraordinary Fixture Advice Notice within 10 days after receipt of such Extraordinary Fixture Advice Notice, then, in either such event, Landlord shall have waived its right to cause Tenant to remove such alterations, additions or improvements, and Tenant shall not be obligated to remove the same. For purposes of this Lease, "Extraordinary Fixture" means an alteration, addition, improvement or fixture which, at the time of installation, (aa) is not the type of improvement that is customarily found in a standard warehouse and/or office installation in the Reno, Nevada area and (bb) is materially more expensive to remove than the type of improvement that is customarily found in a standard warehouse and/or office installation in the Reno, Nevada area.

             Signs. Subject to the Declaration (as defined below) and any applicable Legal Requirements, Tenant may install any exterior lights, decorations, balloons, flags, pennants, banners, or painting, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent. Upon surrender or vacation of the Premises, Tenant, at its sole cost and expense, shall remove all signs and repair, paint, and/or replace the building facia surface to which its signs are attached. Tenant shall obtain all applicable governmental permits and approvals for sign and exterior treatments (and Landlord shall cooperate with Tenant in connection therewith, including, without limitation, by signing any applications in connection therewith). Subject to the Declaration, any applicable Legal Requirements and Landlord's reasonable approval, Tenant may place directional signs as appropriate throughout the Project for the benefit of its customers. Landlord represents to Tenant that, to Landlord's knowledge, as of the Commencement Date, other than the Declaration, there are no other signage restrictions or controls that adversely affect Tenant's ability to install any signage on the Building. Landlord agrees to use commercially reasonable efforts to obtain a variance from the necessary parties to enhance the signage size on the east half of the Building facing Highway 395. For purposes of this paragraph, Landlord's knowledge shall mean the actual knowledge of David Morze and John Hanson, after due investigation and inquiry. Landlord represents and warrants to Tenant that no employee of Landlord has any material knowledge that is not possessed by David Morze or John Hanson about any of the matters that are the subject of the representations and warranties contained in this paragraph.

             Parking. Intentionally deleted.

             Restoration. If the Building shall be partially or totally damaged or destroyed by fire or other casualty, then, unless this Lease is terminated as hereinafter provided, and whether or not the damage or destruction shall have resulted from the fault or neglect of Tenant or its employees, agents, contractors or invitees, Landlord, at its sole expense, shall perform Landlord's Restoration Work (as hereinafter defined) with reasonable dispatch and continuity. For purposes hereof, the term "Landlord's Restoration Work" shall mean all of the work necessary to repair and restore the Premises (including, without limitation, all the building systems) to substantially the same condition as that in which they were in immediately prior to the happening of the fire or other casualty (it being agreed that Landlord's Restoration Work shall not include the repair and restoration of (w) any Tenant-Made Alterations,
(x) Tenant's Initial Work installed by Tenant, (y) any Tenant's Trade Fixtures, and/or (z) any Tenant's Property). Notwithstanding anything to the contrary in this Paragraph 15, in the event a fire or other casualty to the Premises occurs that is covered by the all risk insurance referenced in Paragraph 9(a) above, Tenant shall, within 30 days after demand therefor, pay to Landlord the lesser of (i) the amount of any deductible in respect of the insurance adjustment relating to such fire or other casualty and (ii) $25,000 (it being agreed that, in any event, the payment of such amount by Tenant is not a condition precedent to any of Landlord's obligations under this Paragraph 15).

             If the Premises shall be partially damaged or destroyed or rendered untenantable or inaccessible as a result of a fire or other casualty, then the Base Rent, the Additional Rental Amount and all other rent payable under this Lease (including any amounts payable under Sections 6 and 8 above) shall be abated in proportion to the area of the Premises that has been rendered untenantable, inaccessible or unfit for Tenant's use and occupancy for the period from the date of such damage or destruction until the earlier of (a) the last day of a reasonable period (beginning on the date on which Landlord's Restoration Work is substantially completed and Tenant has reasonable access to the Premises) for Tenant to repair and restore any Tenant's Initial Work, Tenant-Made Alterations, Tenant Trade Fixtures and Tenant's Property damaged as a result of such fire or other casualty and (b) the date on which Tenant reoccupies the Premises (or such portion thereof) for the normal conduct of its business (as opposed to the repair or restoration of any of Tenant's Initial Work, Tenant's Trade Fixtures, Tenant-Made Alterations or Tenant's Property). If the Premises shall be totally damaged or destroyed or rendered untenantable or inaccessible, then the Base Rent, the Additional Rental Amount and all other rent payable under this Lease (including any amounts payable under Sections 6 and 8 above) shall abate from the date of the damage or destruction until the earlier of (a) the last day of a reasonable period (beginning on the date on which Landlord's Restoration Work is substantially completed and Tenant has reasonable access to the Premises) for Tenant to repair and restore any Tenant's Initial Work, Tenant-Made Alterations, Tenant Fixtures and Tenant's Property damaged as a result of such fire or other casualty and (b) the date on which Tenant reoccupies the Premises (or such portion thereof) for the normal conduct of its business (as opposed to the repair or restoration of any of Tenant's Initial Work, Tenant's Trade Fixtures, Tenant-Made Alterations or Tenant's Property).

             If the Building or any portion thereof shall be damaged or destroyed by fire or other casualty, then Landlord, within thirty (30) days after the occurrence of the fire or other casualty, shall furnish to Tenant an estimate (the "Estimate"), prepared and certified by an architect selected by Landlord and reasonably acceptable to Tenant, of the date (the "Estimated Date") by which Landlord expects (in good faith) the Landlord's Restoration Work to be completed. If the Estimated Date shall be a date later than one hundred eighty
(180) days after the date of the fire or other casualty, then Tenant may, at its option, terminate this Lease by giving written notice to Landlord within thirty
(30) days after Tenant's receipt of the Estimate. In any case where the Estimate does not give rise to Tenant's termination right as aforesaid (as well as any case where Tenant does not elect to exercise its termination right as aforesaid), Tenant shall have the right to terminate this Lease, if for any reason, Landlord's Restoration Work is not completed by the Outside Restoration Date (as defined below). Tenant may exercise the termination right described in the preceding sentence by delivering written notice thereof to Landlord at any time following the Outside Restoration Date and prior to the date Landlord completes Landlord's Restoration Work. If Tenant terminates this Lease as provided in this Paragraph 15, then such termination shall be effective on the date specified in Tenant's notice of termination but no later than one hundred eighty (180) days after the date of such notice as if said date were the date fixed for the expiration of the Lease Term. Any Base Rent, Additional Rental Amount or other amounts paid by Tenant for a period beyond the date of termination of this Lease or for any period of abatement shall promptly be refunded by Landlord to Tenant. For purposes of this Lease, the term "Outside Restoration Date", with respect to any fire or other casualty, shall mean the Estimated Date for the Landlord's Restoration Work in connection with such fire or other casualty; provided, however, that the Outside Restoration Date shall be postponed by one day for each day that Landlord is actually delayed in completing such Landlord's Restoration Work as a result of one or more Force Majeure Events (but in no event shall the Outside Restoration Date be extended by Force Majeure Events by more than 60 days) or any delays caused by Tenant, its agents, employees, consultants, contractors and invitees.

             If (i) the Building shall be damaged or destroyed by fire or other casualty during the last 12 months of the then current Lease Term, (ii) the Estimate indicates that Landlord's Restoration Work will require a period of time which exceeds 20% of the then remaining Lease Term, and (iii) Tenant, on or prior to the date of the fire or other casualty shall not have elected to extend the then current Lease Term in accordance with the provisions of Addendum 3 hereto (assuming Tenant had the right to do so), then and in such events, either Landlord or Tenant shall have the right, to be exercised by written notice to the other party given within thirty (30) days the electing party's receipt of the Estimate, to terminate this Lease. If either party terminates this Lease as provided in this Paragraph 15, then such termination shall be effective on the date specified in such party's notice of termination but no later than one hundred eighty (180) days after the date of such notice as if said date were the date fixed for the expiration of the Lease Term; and any Base Rent, Additional Rental Amount or other amounts paid by Tenant for a period beyond the date of such termination of this Lease or for any period of abatement shall promptly be refunded by Landlord to Tenant.

             Notwithstanding anything to the contrary contained in Paragraph 15 above, if Tenant, within thirty (30) days after its receipt of a termination notice from Landlord given pursuant to Paragraph 15 above, shall elect to extend the then current term of this Lease in accordance with the provisions of Addendum 3 hereto (assuming Tenant has the right to do so), then Landlord's termination notice shall be rendered null and void, this Lease shall remain in full force and effect, and Landlord, at its sole expense, shall perform Landlord's Restoration Work.

             If the named Landlord herein (i.e., ProLogis Development Services Incorporated) shall transfer its interest in the Premises to a third party, then, from and after the effective date of such transfer, the following provision of this Section 15(f) shall apply:

                    For purposes of this Lease, the term the "Depository" shall mean any commercial bank having a net worth of at least $500,000,000 as designated by Landlord and approved by Tenant (which approval shall not be unreasonably withheld, conditioned or delayed). All funds held by Depository shall at all times be deposited in trust for the benefit of Landlord and Tenant pursuant to the terms of this Lease in an account or accounts maintained in the State of Nevada.

                    All insurance required to be maintained by Landlord under
       Section 9 above shall name the Depository as the loss payee. All insurance proceeds to be paid (the "Deposited Sums") in connection with any insurance to be maintained by Landlord under such Section 9 shall be paid to the Depository. In the event, and to the extent, that Landlord is required to perform any Landlord's Restoration Work, the Depository shall disburse such proceeds to Landlord, from time to time and as and to the extent Landlord's Restoration Work progresses, but not more often than monthly upon receipt of a request therefor prepared by Landlord and consented to in writing by Tenant, which consent shall not be unreasonably withheld or delayed, provided that Landlord shall have provided Tenant with the following:

                              A certificate of Landlord (1) requesting payment
                    of a specified amount of the Deposited Sums to Landlord or to persons whose names and addresses shall be stated, (2) describing in reasonable detail the services or materials theretofore applied to Landlord's Restoration Work, (3) stating that such specified amount does not exceed the cost of the services and materials previously supplied, and (4) stating that the cost of the services and materials has not been previously made the basis of any withdrawal of any of the Deposited Sums; and

                              A certificate of an engineer or architect selected
                    and paid by Landlord who shall be reasonably satisfactory to Tenant, stating (1) that the services and materials described in the accompanying certificate of Landlord were necessary or appropriate to Landlord's Restoration Work, (2) that the amount specified in such certificate of Landlord is not in excess of the cost of the services and materials supplied,

                    (3) the additional amount, if any, estimated as being required to complete and pay for Landlord's Restoration Work, and (4) that the work theretofore has been done in accordance with the plans and specifications thereof.

                    (III) After the completion of and payment for Landlord's Restoration Work, the balance, if any, of the Deposited Sums shall be paid first to Tenant, up to the amount that Tenant shall have paid to Landlord pursuant to Section 9 above (i.e., the amount of the deductible paid by Tenant to Landlord), and the balance to Landlord.

                    (IV) Upon the designation of the Depository or the substitution of a new Depository, the parties and the Depository shall execute an agreement, in form reasonably satisfactory to the Depository, which shall provide that the Depository shall receive, hold and disburse any monies deposited with it pursuant to and in accordance with the terms of this Lease

             Condemnation. If any part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "Taking" or "Taken"), and the Taking (a) is of more than (i) 20% of the rentable area of the Building or (ii) 20% of the parking area on the Land or (b) would otherwise prevent or materially interfere with Tenant's use of the Premises for the normal conduct of its business, then upon written notice by Tenant this Lease shall terminate and Base Rent and all other sums payable under this Lease shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, the Base Rent and all other sums payable under this Lease payable hereunder during the unexpired Lease Term shall be reduced to such extent as may be fair and reasonable under the circumstances and Landlord shall proceed with due diligence to perform any work necessary to restore the remaining portions of the Premises to the condition that they were in immediately prior to the Taking, or as near thereto as possible. In the event of the Taking of the entire Premises, this Lease shall terminate as of the date of such Taking. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses, the unamortized amount of any Tenant-Made Alterations, damage to Tenant's Trade Fixtures and Tenant's Property, if a separate award for such items is made to Tenant.

             Assignment and Subletting. Without Landlord's prior written consent which may only be withheld pursuant to the terms set forth below, Tenant shall not assign this Lease or enter into a sublease that demises more than 300,000 rentable square feet of the Building (any such sublease being a "Triggering Sublease") or mortgage, pledge, or hypothecate its leasehold interest, and any attempt to do any of the foregoing shall be void and of no effect. Notwithstanding the above, without Landlord's prior written consent, Tenant may
(x) assign this

Lease or sublet the entire Premises, or any part thereof, to any Tenant Affiliate, or (y) sublet the Premises to any third party other than pursuant to a Triggering Sublease. The term "Tenant Affiliate" shall mean an entity that is a Qualified Business Group Holder, a Related Entity or a Successor. The term "Qualified Business Group Holder" means any entity that acquires all or substantially all of the business of any division of, or other operational group within, Tenant, which division or other operational group occupied space in the Premises prior to such acquisition (including an entity created pursuant to a spin-off of such division or other group, or an entity acquiring such business pursuant to an out-sourcing program). The term "Related Entity" means any corporation or other business entity that controls, is controlled by or is under common control with Tenant. For purposes of the preceding sentence, "control" means either (i) ownership or voting control, directly or indirectly, of 30% or more of the voting stock, membership, partnership interests or other beneficial ownership interests of the entity in question or (ii) the power (whether by contract or otherwise) to direct the management and policies of such entity. Notwithstanding the foregoing, Landlord acknowledges and agrees that each of (a) Barnes & Noble, Inc., (b) Bertelsmann, Inc. and (c) any entity that controls, or is controlled by, or is under common control with either Barnes & Noble, Inc. or Bertelsmann, Inc. (with control having the meaning described in the preceding sentence) shall, for all purposes of this Section 17 constitute a Related Entity at all times during the Lease Term. The term "Successor" means any one of the following: (i) an entity resulting from a merger, consolidation, reorganization or recapitalization of or with Tenant or (ii) a purchaser (or other transferee) of all or substantially of (a) Tenant's assets and all or substantially all of such Tenant's liabilities (including the liabilities of Tenant hereunder) or (b) the stock, membership, or partnership interest in Tenant. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses in connection with any assignment or sublease.

             If Tenant desires to assign this Lease other than to a Tenant Affiliate, or enter into a Triggering Sublease other than with a Tenant Affiliate, then Tenant shall give Landlord notice (each, a "Transfer Notice") of such desire. Each Transfer Notice shall be accompanied by a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises. Landlord shall approve or disapprove a proposed assignment or Triggering Sublease described in any Transfer Notice within 10 business days after Landlord's receipt of such Transfer Notice and the information required pursuant to the provisions of the preceding sentence. If Landlord fails to approve or disapprove such proposed assignment or Triggering Sublease within such 10 business day period, then such proposed assignment or Triggering Sublease shall be deemed approved. Notwithstanding anything in this Paragraph 17 to the contrary, if there is an assignment or sublease involving any portion of the Premises, Tenant covenants to promptly notify Landlord of such assignment or sublease within thirty (30) days after such assignment or sublease becomes effective and to set forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its use of the Premises. Landlord may withhold its consent to any proposed assignment or any Triggering Sublease for only one of the following reasons:

             (i) if the proposed assignee or subtenant will use Hazardous Materials in materially larger quantities or of materially greater environmental risk than the Hazardous Materials used by Tenant at the Premises and Tenant will not execute Landlord's standard environmental addendums attached hereto as Exhibit G to this Lease; 8.

             (ii) the proposed assignee or subtenant has a poor record or reputation pertaining to environmental matters; and

             (iii) if the proposed assignee or subtenant's use of the Premises is in violation of the Declaration or Legal Requirements.

             Any approved assignment or sublease shall be expressly subject to the terms and conditions of this Lease. Tenant shall provide to Landlord all information concerning the assignee or sublessee as Landlord may reasonably request.

             Notwithstanding any assignment or subletting under this Lease, including, without limitation, any assignment or sublease (including a Triggering Sublease and any other type of sublease) to a Tenant Affiliate or to an independent third party, Tenant shall at all times remain fully responsible and liable for the payment of the rent (including, without limitation, Base Rent and Additional Rent) and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignments or sublettings). Except in connection with an assignment to a Tenant Affiliate, in the event that Tenant shall receive rent and any bonus or other consideration due and payable by an assignee (or a combination of the rental payable under such assignment plus any bonus or other consideration therefor or incident thereto) and such amount exceeds the rental payable under this Lease (after deducting required tenant improvements, reasonable brokerage fees, and reasonable attorney's fees and the net, unamortized or undepreciated cost of Tenant's Initial Work, Tenant's Trade Fixtures, Tenant's Property and any Tenant-Made Alterations, determined on the basis of Tenant's Federal income tax returns), then Tenant shall be bound and obligated to pay Landlord as additional rent hereunder 50% of all such excess rental and other excess consideration within 10 days following receipt thereof by Tenant. Tenant shall be entitled to receive 100% of all profits from a sublease of the Premises.

             If this Lease is assigned or if the Premises is subleased (whether in whole or in part) or in the event of the mortgage, pledge, or hypothecation of Tenant's leasehold interest or grant of any concession or license within the Premises or if the Premises is occupied in whole or in part by anyone other than Tenant, then upon an Event of Default by Tenant hereunder Landlord may collect rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and apply the amount collected to the next rent payable hereunder; and all such rentals collected by Tenant shall be held in trust for Landlord and immediately forwarded to Landlord. No such transaction or collection of rent or application thereof by Landlord, however, shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties, or obligations hereunder.

             Indemnification. (a) Except for the negligence or willful misconduct of Landlord, its agents, employees or contractors, and to the extent permitted by law, Tenant covenants and agrees to indemnify, defend and hold harmless Landlord, and Landlord's agents and employees, from and against any and all losses, liabilities, damages, costs and expenses (including attorneys' fees) resulting from claims by third parties for injuries or death to any person occurring in or about the Project and arising from the use and occupancy of the Premises or from the negligence or willful misconduct of Tenant, its subtenants, assignees, employees, contractors, invitees and agents. The furnishing of insurance required hereunder shall not be deemed to limit Tenant's obligations under this Paragraph 18.

             (b) Except for the negligence or willful misconduct of Tenant, any assignee or subtenant of Tenant, or their agents, employees or contractors, and to the extent permitted by law, Landlord covenants and agrees to indemnify and save Tenant, its employees and agents harmless of and from any and all claims, costs, expenses and liabilities, including, without limitation, attorneys' fees, arising on account of or by reason of claims by third parties for injuries or death to persons resulting from the negligence or willful misconduct of Landlord or its agents, employees, or contractors; subject, however, to the provisions of the last paragraph of Paragraph 25 of this Lease. This indemnity does not cover claims arising from the presence or release of Hazardous Materials.

             (c) If any claim that is within the scope of any indemnity set forth in this Lease is asserted against any indemnified party, or any legal action with respect to any such claim is commenced against an indemnified party, such indemnified party shall promptly notify the indemnifying party. The indemnifying party shall have the right to assume the defense with counsel chosen by the indemnifying party subject to the approval of the indemnified party (such approval not to be unreasonably withheld) or by the indemnifying party's insurance company. If the indemnifying party so assumes the defense, the indemnifying party shall not be responsible for the fees of any separate counsel employed by the indemnified party.

             Inspection and Access. Landlord and its agents, representatives, and contractors may, upon reasonable prior notice to Tenant (except in the case of an emergency), enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any purpose that relates to the performance of Landlord's obligations under this Lease. Landlord and Landlord's representatives may, upon reasonable prior notice to Tenant, enter the Premises during business hours for the purpose of showing the Premises to prospective purchasers and, during the last 9 months of the Lease Term, to prospective tenants. Tenant may request that any entry pursuant to this paragraph be at a reasonably convenient time other than the time specified in Landlord's notice or that such entry be during hours other than during business hours on business days (except in an emergency). Such rights of entry shall be subject to Tenant's reasonable security regulations or procedures, provided that Tenant shall have given Landlord prior written notice thereof. Tenant shall have the right to designate one or more portions of the Premises as "security areas" and if Tenant does so designate one or more portions of the Premises as "security areas", then Landlord shall not have access to such designated security areas, unless Landlord is accompanied by a representative of Tenant. During the prosecution and immediately after the completion of any repairs that Landlord is so required or permitted to make, Landlord shall clean the Premises and shall remove any tools, equipment, supplies and debris therefrom. Landlord shall not store materials or tools in the Premises in connection with any such repairs and construction and shall not bring onto the Premises any materials in excess of those materials reasonably necessary to effect the repairs to be performed that day. Landlord shall use commercially reasonable efforts to minimize interference with Tenant's business operations on the Premises upon a Landlord entry onto the Premises.

             Quiet Enjoyment. Tenant shall, subject to the terms of this Lease, at all times during the Lease Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

             Surrender. Upon termination of the Lease Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in compliance with the applicable provisions of Sections 12(b), 12(c) and 12(e) above and broom clean and in good order, condition and repair, ordinary wear and tear, damages for which Landlord is responsible under this Lease, and casualty loss and condemnation excepted. Any Tenant's Property, Extraordinary Fixture, Tenant-Made Alterations and Tenant's Trade Fixtures not removed by Tenant as permitted or required herein on the expiration or within 15 days after the termination of this Lease shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense (except that any Tenant-Made Alterations, any Extraordinary Fixtures, any Tenant's Trade Fixtures and any items of Tenant's Property that Tenant was not required to remove and that Landlord so stores, removes or disposes of shall be stored, removed and disposed of at Landlord's expense, rather than at Tenant's expense), and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property. All obligations of Tenant and Landlord hereunder not fully performed as of the termination of the Lease Term shall survive the termination of the Lease Term, including without limitation, indemnity obligations, payment obligations with respect to Additional Rent for the Common Area Land and obligations concerning the condition and repair of the Premises.

             Holding Over. If Tenant retains possession of the Premises after the termination of the Lease Term, unless otherwise agreed in writing, such possession shall be subject to immediate termination by Landlord at any time, and all of the other terms and provisions of this Lease (excluding any expansion or renewal option or other similar right or option) shall be applicable during such holdover period, except that Tenant shall pay Landlord from time to time, upon demand, as Base Rent for the holdover period, an amount equal to the following (i) 150% of the Base Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over for the first 60 days following the expiration of the Lease Term, (ii) 200% of the Base Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over for the period commencing 61 days following the expiration of the Lease Term and ending 60 days later, (iii) 250% of the Base Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over for the period commencing 122 days following the expiration of the

Lease Term and ending 60 days later, (iv) 300% of the Base Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over for the period commencing 183 days following the expiration of the Lease Term and ending when Tenant's holdover ends. All other payments shall continue under the terms of this Lease. The amounts payable pursuant to the two preceding sentences shall constitute the sole amounts for which Tenant shall be responsible in the case of such a holdover, and in no event shall Tenant be liable for any damages suffered by Landlord as a result thereof. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Paragraph 22 shall not be construed as consent for Tenant to retain possession of the Premises.

             Events of Default. Each of the following events shall be an event of default ("Event of Default") by Tenant under this Lease:

                    Tenant shall fail to pay any installment of Base Rent or any other payment required herein when due, and such failure shall continue for a period of 5 business days after notice from Landlord to Tenant that such payment was due.

                    Tenant or any guarantor or surety of Tenant's obligations
             hereunder shall (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "proceeding for relief").

                    Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, except, in each case, as permitted in this Lease and after 3 days' prior notice by Landlord.

                    Intentionally deleted.

                    Tenant shall attempt or there shall occur any assignment or other transfer of Tenant's interest in or with respect to this Lease except as otherwise permitted in this Lease and such failure shall go uncured for a period of five (5) business days after notice from Landlord to Tenant.

                    Tenant shall fail to discharge or bond any lien placed upon the Premises in violation of this Lease within 45 days after notice of any such lien or encumbrance is filed against the Premises.

                    Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Paragraph 23, and except as otherwise expressly provided herein, such default shall continue for more than 30 days after Landlord shall have given

             Tenant written notice of such default, provided that if any such failure cannot be remedied within such 30 day period, Tenant shall have failed to commence such remedy within such 30 day period and to diligently continue to pursue such remedy.

             Landlord's Remedies. Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, Landlord may at any time thereafter at its election: terminate this Lease or Tenant's right of possession, (but Tenant shall remain liable as hereinafter provided) and/or pursue any other remedies at law or in equity except to the extent expressly limited hereby. Upon the termination of this Lease or termination of Tenant's right of possession, it shall be lawful for Landlord, without formal demand or notice of any kind, to re-enter the Premises by summary dispossession proceedings or any other legal proceeding and to remove Tenant and all persons and property therefrom. If Landlord re-enters the Premises, Landlord shall have the right to keep in place and use, or remove and store, all of the furniture, fixtures and equipment at the Premises.

             If Landlord terminates this Lease, Landlord may recover from Tenant the sum of: all Base Rent and all other amounts accrued hereunder to the date of such termination; the cost of reletting the whole or any part of the Premises, including without limitation brokerage fees and/or leasing commissions incurred by Landlord, and costs of removing and storing Tenant's or any other occupant's property, repairing, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in pursuing its remedies, including reasonable attorneys' fees and court costs; and the excess of the then present value of the Base Rent and other amounts payable by Tenant under this Lease as would otherwise have been required to be paid by Tenant to Landlord during the period following the termination of this Lease measured from the date of such termination to the expiration date stated in this Lease, over the then present value of the aggregate fair market rental value for the same period which Tenant establishes Landlord can reasonably expect to recover by reletting the Premises for such period, taking into consideration the availability of acceptable tenants and other market conditions affecting leasing. Such present values shall be calculated at a discount rate equal to the 90-day U.S. Treasury bill rate at the date of such termination.

             If Landlord terminates Tenant's right of possession (but not this Lease), Landlord may relet the Premises for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord without thereby releasing Tenant from any liability hereunder and without demand or notice of any kind to Tenant. For the purpose of such reletting Landlord is authorized to make any repairs, changes, alterations, or additions in or to the Premises as Landlord deems reasonably necessary or desirable. If the Premises are not relet for any period or periods, then Tenant shall pay to Landlord as liquidated damages a sum equal to the amount of the rental reserved in this Lease for such period or periods as and when such rents are due under this Lease in respect of such period or periods, plus the cost of recovering possession of the Premises (including attorneys' fees and costs of suit), the unpaid Base Rent and other amounts accrued hereunder at the time of repossession, and the costs incurred in any attempt by Landlord to relet the Premises. If the Premises are relet and a sufficient sum shall not be realized from such reletting [after first deducting therefrom, for retention by Landlord, the unpaid Base Rent accrued as of the date of such re-letting and other amounts accrued hereunder at the time of reletting, the cost of recovering possession (including attorneys' fees and costs of suit), all of the costs and expense of repairs, changes, alterations, and additions, the expense of such reletting (including without limitation brokerage fees and leasing commissions) and the cost of collection of the rent accruing therefrom] to satisfy the rent provided for in this Lease to be paid, then Tenant shall pay, as liquidated damages, the amount of any such deficiency between the Base Rent and all other amounts due under this Lease for the applicable period prior to the scheduled expiration date of this Lease and the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the same period. Any liquidated damages payable pursuant to this paragraph shall be paid in monthly installments by Tenant on the first day of each month of the unexpired Lease Term. Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach. Notwithstanding anything contained herein to the contrary, if Landlord terminates Tenant's right to possession without terminating the Lease after an Event of Default, Landlord shall use commercially reasonable efforts to relet the Premises; provided, however, (a) Landlord shall not be obligated to accept any tenant proposed by Tenant, (b) Landlord shall have the right to lease any other space controlled by Landlord first, and (c) any proposed tenant shall meet all of Landlord's leasing criteria.

             Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, whether by agreement or by operation of law, it being understood that such surrender and/or termination can be effected only by the written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, either party shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of either party at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same. Tenant and Landlord further agree that forbearance or waiver by either party to enforce its rights pursuant to this Lease or at law or in equity, shall not be a waiver of either party's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by either party of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by either party. The terms "enter," "re-enter," "entry" or "re-entry," as used in this Lease, are not restricted to their technical legal meanings. Any reletting of the Premises shall be on such terms and conditions as Landlord in its sole discretion may determine (including without limitation a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises, lease of less than the entire Premises to any tenant and leasing any or all other portions of the Project before reletting the Premises). Notwithstanding anything to the contrary contained in this Lease, except as and to the extent otherwise set forth in this Paragraph

24, Landlord hereby waives any right it may have under Nevada law (whether statutory, common law or otherwise) to accelerate Base Rent, the Additional Rental Amount or Additional Rent for the Common Area Land.

             Notwithstanding any provisions of this Lease to the contrary, to the extent permitted by applicable law, in no event shall either party be liable to the other for consequential damages, even in cases of negligence, willful misconduct or breach of this Lease, and each party hereby waives and releases the other party from any and all liability for consequential damages suffered by either party under this Lease.

             Tenant's Remedies/Limitation of Liability. Except as otherwise expressly set forth in this Lease, Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations under this Lease (including, without limitation, its obligations under Paragraphs 10 and 43 of this Lease and its obligations with respect to any Punch List items) within 7 days after receipt of written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 7 days, then provided that Landlord commences such performance within such seven (7) day period, Landlord shall have as much time as is reasonably necessary as long as Landlord diligently pursues such performance, up to a maximum amount of 150 days). All obligations of Landlord hereunder shall be construed as covenants, not conditions. If Landlord is in default hereunder, Tenant's remedies shall include, without limitation, the right (a) to take commercially reasonable actions to cure such default on behalf of and at the sole cost and expense of Landlord, in which event Landlord shall reimburse Tenant for its reasonable, out-of-pocket costs and expenses incurred and paid in connection therewith within 30 days after Tenant's delivery to Landlord of an invoice therefor, together with reasonable supporting documentation for such reasonable costs and expenses, and/or (b) to exercise any other actions available at law or to bring an action for injunctive relief, and/or (c) to bring an action for damages. If Landlord fails to reimburse Tenant for the reasonable costs, fees and expenses incurred by Tenant in taking curative actions under clause (a) above within 30 days after demand therefor, Tenant may bring an action for damages against Landlord to recover such costs, fees and expenses, together with interest thereon at the Interest Rate from the due date therefor (i.e. the date 30 business days after demand), and reasonable attorney's fees incurred by Tenant in bringing such action for damages. Upon Tenant obtaining a court ordered judgment against Landlord for damages as described herein, Tenant may offset such amounts together with interest at the Interest Rate from the due date therefor (being the date that is 30 days following Landlord's receipt of a demand therefor) against the Base Rent, Additional Rental Amount and all other amounts payable hereunder. Additionally, if Landlord is in default under this Lease during the last six (6) months of the Lease Term (including any renewals or extensions of the Lease Term), Tenant exercises its right of self help under this Paragraph 25, and Landlord does not timely reimburse Tenant for such costs and expenses incurred by Tenant in taking such curative actions, then Tenant may pay its Base Rent and Additional Rental Amount for the remainder of the Lease Term (up to six months only) into an escrow account managed by an independent third party until the matter is decided by a court of law.

             Tenant's exercise of its right to self help or to offset Base Rent and the Additional Rental Amount or to escrow Base Rent and the Additional Rental Amount under this Paragraph 25 shall in no way be an acknowledgment of or be construed as an agreement by Landlord that such payment (or work) required is the obligation of Landlord and shall in no way hinder the Landlord from disputing such claims and Base Rent and Additional Rental Amount offsets and escrows by Tenant. In the event of a dispute, and if Landlord prevails, Tenant shall promptly reimburse Landlord for all amounts paid by Landlord to Tenant, or any amounts offset or escrowed by Tenant or any amounts on which Landlord has prevailed, whichever is appropriate, plus interest at the Interest Rate from the date the amount was offset, escrowed or paid. Further the prevailing party shall be entitled to reasonable attorneys' fees and costs incurred in the offset or escrow dispute.

             All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "Landlord" in this Lease shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, and the new owner shall automatically be deemed to have assumed all obligations of "Landlord" under the Lease commencing from the Commencement Date.

             Any liability of Landlord for a default by Landlord under the Lease, or a breach by Landlord of any of its obligations under the Lease, shall be limited solely to its interest in the Project, and in no event shall any personal liability be asserted against Landlord in connection with the Lease nor shall any recourse be had to any other property or assets of Landlord. If Tenant obtains a final court ordered judgment against Landlord, then Landlord's interest in the Project shall be deemed to include: (i) the rents or other income from the Project received by Landlord, (ii) the net proceeds received by Landlord from the sale, financing or other disposition of all or any part of Landlord's right, title and interest in the Project, (iii) the net proceeds received by Landlord from any condemnation or conveyance in lieu of condemnation of all or any portion of the Project, and (iv) the net proceeds of insurance received by Landlord from any casualty loss of all or any portion of the Project.

             Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

             Subordination. Landlord represents and warrants that, as of the date hereof, (i) there are no mortgages that constitute a lien or charge on the whole or any portion of the Land, other than that certain mortgage (the "Existing Mortgage"), dated June 11, 1998, made by Landlord's predessor-in-interest in favor of ProLogis Trust, in the original principal amount of $25,269,697.00, (ii) there are no ground or underlying leases covering the whole or any portion of the Land or the Building, and (iii) ProLogis Trust, a Maryland real estate investment trust, is the holder of the Existing Mortgage. Simultaneously with the execution of this Lease, Landlord shall obtain for and deliver to Tenant an agreement in the form annexed hereto as Exhibit H from the present holder of the Existing Mortgage. With respect to any mortgage (each a "Future Mortgage") that hereafter become a lien or charge upon the Premises, Tenant agrees to subordinate this Lease to the lien of such Future Mortgage, by written agreement, but only if, simultaneously therewith, the holder of such Future Mortgage executes and delivers to Tenant (whether as part of the agreement of subordination or otherwise) a Non-Disturbance Agreement (as defined below). As used in this Lease, the term "Non-Disturbance Agreement" shall mean an agreement between the holder of a Future Mortgage and Tenant either in the form annexed hereto as Exhibit H, or in such other form as shall be proposed by such holder of a Future Mortgage, as long as such other form, as compared to the form annexed hereto as Exhibit H does not, in any material respect, increase the obligations or liabilities of Tenant or decrease the rights or remedies of Tenant, and, in all cases, in recordable form. Notwithstanding the foregoing provisions of this Paragraph 27, in no event shall Tenant be required to subordinate this Lease to the lien of any Future Mortgage if the holder of such Future Mortgage is an affiliate of Landlord. If Tenant and any mortgagee enter into a Non-Disturbance Agreement and such Non-Disturbance Agreement contains a provision that requires that the Tenant, upon request of such mortgagee, pay directly to such mortgagee any or all Base Rent and additional rent thereafter coming due under this Lease, then, whether or not Landlord is a party to such Non-Disturbance Agreement, (i) Landlord hereby authorizes Tenant to pay directly to such mortgagee all Base Rent and additional rent thereafter coming due under this Lease, without any further authorization by Landlord and notwithstanding any protest by Landlord, and (ii) Landlord hereby agrees that any sums paid by Tenant to such mortgagee pursuant to such mortgagee's request shall be deemed to have been paid by Tenant to Landlord under this Lease, and Tenant shall have no liability to Landlord whatsoever for any sums so paid by Tenant directly to such mortgagee, whether or not Landlord protest the same.

             Mechanic's Liens. Tenant has no express or implied authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind the interest of Landlord or Tenant in, the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Landlord harmless from all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the interest of Landlord in the Premises or under this Lease as a result of any such amount payable by Tenant. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises and cause such lien or encumbrance to be discharged or bonded within 45 days of the notice of the filing or recording thereof; provided, however, Tenant may contest such liens or encumbrances as long as such contest prevents foreclosure of the lien or encumbrance and Tenant causes such lien or encumbrance to be bonded or insured over in a manner satisfactory to Landlord within such 45 day period.

             Estoppel Certificates. Both parties agree, from time to time, within 20 days after request of the other, to execute and deliver to the other, or the other's designee, an estoppel certificate reasonably requested by the other, stating that this Lease is in full force and effect, the date to which rent has been paid, that to the best knowledge of the certifying party, the other party is not in default hereunder (or specifying in detail the nature of the other's default), the termination date of this Lease and such other matters pertaining to this Lease as may be requested by the other (provided that the matters requested are reasonable and customary). If (i) either party (the "certifying party") fails or refuses to execute and deliver an estoppel certificate in a form annexed hereto as Exhibit I to the other party within twenty (20) days after the certifying party receives such estoppel certificate, and (ii) such failure continues for five (5) days after the certifying party receives notice of such failure, then the certifying party shall automatically and without further act be deemed to have certified that the information set forth in such estoppel certificate is true and correct.

             Environmental Requirements. Except for Hazardous Material contained in products used by Tenant (i) in de minimis quantities for ordinary cleaning,
(ii) in de minimis quantities for office purposes and (iii) in de minimis quantities for warehouse purposes, Tenant shall not cause or permit its agents, employees, subtenants, contractors or invitees to bring any Hazardous Material upon the Premises or transport, store, use, generate, manufacture or release any Hazardous Material in or about the Premises without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements (defined below) and shall remediate in a manner in compliance with Environmental Requirements any Hazardous Materials released on or from the Project by Tenant, its agents, employees, contractors, subtenants or invitees. Tenant shall complete and certify to Landlord disclosure statements as reasonably requested by Landlord from time to time (but not more often than twice in any calendar year) relating to Tenant's transportation, storage, use, generation, manufacture or release of Hazardous Materials on the Premises. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquified natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the owner of all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

             Subject to the provisions of Article 24 hereof, Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including, without limitation, diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, removal, repair, corrective action, or cleanup expenses), and costs (including, without limitation, reasonable attorneys' fees, consultant fees or expert fees and including, without limitation, removal or management of any asbestos brought into the property or disturbed in breach of the requirements of this Paragraph
30), which are brought or recoverable against, or suffered or incurred by Landlord as a result of any release of Hazardous Materials for which Tenant is obligated to remediate as provided above or any other breach of the requirements under this Paragraph 30 by Tenant, its agents, employees, contractors, subtenants, assignees or invitees, regardless of whether Tenant had knowledge of such noncompliance. The obligations of Tenant under this Paragraph 30 shall survive any termination of this Lease.

             Landlord shall have access to, and a right to perform reasonable inspections and tests of the Premises to determine Tenant's compliance with Environmental Requirements (but not more often than once in any calendar year), its obligations under this Paragraph 30, or the environmental condition of the Premises. Access shall be granted to Landlord upon Landlord's prior notice to Tenant and at such times and in such a manner so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Landlord's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement in a manner which materially and adversely affects the value of the Premises or the Project, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant.

             Notwithstanding anything to the contrary in this Paragraph 30, Tenant shall have no liability of any kind to Landlord as to Hazardous Materials on the Premises caused or permitted by: (i) Landlord, its agents, employees, contractors or invitees; or (ii) any other tenants in the Project or their agents, employees, contractors, subtenants, assignees or invitees; or (iii) any other person or entity located outside of the Premises or the Project.

             If: (i) Hazardous Materials are hereafter discovered on the Project during Landlord's (or any affiliate of Landlord's) ownership of the Project (or the relevant portion thereof, including the Premises), and such Hazardous Materials were not introduced onto the Project by Tenant or its agents, employees, contractors, subtenants or invitees, and the presence of such Hazardous Materials results in any contamination, damages, or injury to the Premises that materially and adversely affects Tenant's occupancy or use of the Premises or human health, or (ii) Landlord, its agents, contractors or employees release any Hazardous Materials onto the Premises; then, in either such event, Landlord shall promptly take all actions at its sole expense as are necessary to remediate such Hazardous Materials as required by Environmental Requirements in order to permit Tenant to use and occupy the Premises for the Intended Use and without restrictions or limitations on such use and occupancy that were not imposed on such use and occupancy prior to the discovery of such Hazardous Materials. Actual or threatened action or litigation by any governmental authority is not a condition prerequisite to Landlord's obligations under this paragraph. If Landlord fails to commence such remediation or if Landlord commences such remediation and fails to diligently prosecute same to completion, then Tenant, as its sole and exclusive remedies with respect to the matters referred to in clause (i) of this paragraph only, (it being understood that Tenant's remedies shall not be so limited in the event of an occurrence under clause (ii) of this paragraph) may either: (a) terminate this Lease by written notice (a "Termination Notice") to Landlord after expiration of 30 days following a notice to Landlord that Tenant intends to terminate this Lease if Landlord does not promptly commence or diligently prosecute the remediation to completion within such 30 day period; or
(b) commence an action against Landlord to enforce Landlord's obligations hereunder. Base Rent and Additional Rent for Common Area Land shall be equitably adjusted if and to the extent and during the period the Premises are unsuitable for Tenant's business as the result of the presence of Hazardous Materials as hereinabove described. Notwithstanding anything herein to the contrary, if Landlord within ten (10) days after its receipt of a Termination Letter obtains a letter from the appropriate governmental authority that no further remediation is required prior to the effective date of any such termination, then such termination shall be null and void and this Lease shall remain in full force and effect.

             Landlord represents and warrants, to Landlord's knowledge, that as of the Commencement Date, except for information contained in the Phase I Environmental Assessment Report dated August 21, 1997, as amended by letter report dated June 9, 1998 and prepared by SECOR International Incorporated, there has not been (i) any violation of Environmental Requirements pertaining to the Land, or (ii) any release of Hazardous Materials on the Land. For purposes of this paragraph, Landlord's knowledge shall mean the actual knowledge of Dave Morze and John Hanson, without any duty of inquiry or investigation. Landlord represents and warrants to Tenant that no employee of Landlord has any material knowledge that is not possessed by David Morze or John Hanson about any of the matters that are the subject of the representations and warranties contained in this paragraph.

             Rules and Regulations. Tenant shall, at all times during the Lease Term and any extension thereof, comply with the rules and regulations attached hereto. In the event of any conflict between said rules and regulations and other provisions of this Lease, the other terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project.

             Security Service. Tenant acknowledges and agrees that, while Landlord may patrol the Project, Landlord is not providing any security services with respect to the Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises.

             Force Majeure. Neither Landlord nor Tenant shall be held responsible for delays in the performance of its obligations hereunder when caused by any of the following events to the extent beyond the applicable party's reasonable control: strikes, lockouts, labor disputes, acts of God (which for purposes of the performance by Landlord of the Base Building Work, shall include weather delays, but only if and to the extent that weather delays exceed 21 days on a cumulative basis or to such extent as there is a continual weather delay beyond 7 consecutive days), inability to obtain labor or materials or reasonable substitutes therefor, new governmental restrictions that are promulgated after the Rent Commencement Date, governmental regulations that are promulgated after the Rent Commencement Date, governmental controls that are enacted after the Rent Commencement Date, delay in issuance of permits (provided
(x) that Landlord complies with industry standard in the submittal process of such permits to the appropriate governmental authority and (y) with respect to the Base Building Work, such delay shall be governed by Section 2.02(f) of Addendum 2, rather than this definition), enemy or hostile governmental action, civil commotion, fire or other casualty (any of the foregoing events, "Force Majeure"). Notwithstanding the foregoing in this Paragraph 33, in no event shall any of the following events constitute an event of Force Majeure (and the applicable party shall not be relieved of its obligations hereunder as a result thereof): (i) any financial inability of either party to perform its obligations under this Lease, (ii) any contractor or subcontractor defaults, (iii) any inability of Landlord to timely perform its obligations under Addendum 2 as a result of (x) any delays in obtaining (or failure to obtain) any consents, approvals or authorizations that are required to be obtained under the Declaration, (y) any term, condition or provision of the Declaration that affects the ability of Landlord to timely perform such obligations or (z) any act, or failure to act, by the Declarant, the ALC or the TCMA (as all such terms are defined in the Declaration).

             Entire Agreement. This Lease (together with all of the exhibits and addenda attached hereto) and the guaranty delivered to Tenant by Prologis Trust on the date hereof constitute the complete agreement of Landlord and Tenant with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein or in such guaranty, and any prior agreements, promises, negotiations, or representations are superseded by this Lease and such guaranty. This Lease may not be amended except by an instrument in writing signed by both parties hereto.

             Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

             Brokers. Landlord and Tenant represent and warrant to the other that neither has dealt with any broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the broker, if any, set forth on the first page of this Lease, and Landlord and Tenant agree to indemnify and hold the other harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Landlord or Tenant with regard to this leasing transaction. Landlord and Tenant hereby acknowledge and agree that the broker(s) referenced on the first page of this Lease shall be entitled to a leasing commission from Landlord by virtue of this Lease, which leasing commission shall be deemed earned and shall be paid by Landlord to said broker(s) in accordance with, and subject to the terms of, a separate written agreement.

             Miscellaneous. Any payments or charges due from Tenant to Landlord hereunder shall be considered rent for all purposes of this Lease.

             This Lease may be executed in one or more counterparts each of which shall together constitute a single document.

             All notices required or permitted to be given under this Lease shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable national overnight courier service, postage prepaid, or by hand delivery addressed to the parties at their addresses on the signature page, and (i) in the case of notices to Landlord, with a copy sent to Landlord at 14100 East 35th Place, Aurora, Colorado 80011, and (ii) in the case of notices to Tenant, with a copy sent to: (aa) barnesandnoble.com llc, 76 Ninth Avenue, 11th Floor, New York, NY 10011, Attn: William F. Duffy, Vice President of Operations, and (bb) Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, New York 10104, Attn: Michael N. Rosen, Esq. Either party may by notice given aforesaid change its address for all subsequent notices. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon receipt or refusal of receipt.

             Except as otherwise expressly provided in this Lease or as otherwise required by law, in any instance in this Lease for which Landlord's consent or approval is required, such consent or approval shall not be unreasonably withheld, conditioned or delayed.

             Intentionally deleted.

             Landlord, at anytime after the date hereof and within ten (10) days after its receipt of a request therefor, shall execute, acknowledge and deliver to Tenant (i) a memorandum of lease in respect of this Lease, sufficient for recording and in form of Exhibit J annexed hereto and made a part hereof, which memorandum may be recorded by Tenant, and (ii) any other instrument(s) necessary to the effective recordation of such memorandum of lease. Simultaneously with the execution of such a memorandum of lease, Tenant shall execute and deliver to Landlord an instrument (the "Release") releasing such memorandum of lease from the applicable real property records; provided, however, that the Release shall be held in escrow by a third party law firm reasonably acceptable to Landlord and Tenant, and shall not be released from escrow until the expiration or sooner termination of this Lease (and Landlord, Tenant and the escrow agent shall execute a mutually agreeable escrow agreement to that effect).

             The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. (n) (o) The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

             Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

             If Tenant fails to pay Landlord any Base Rent or other amounts due under this Lease by the date such amount is due (any such failure, a "Non-Payment Event") and such failure shall continue for a period of ten (10) days after written notice (each, a "Late Notice"), then such past due amount shall bear interest at the Interest Rate (as defined below) from the due date therefor until the date paid. Notwithstanding the preceding sentence, if (and only if) (a) a Non-Payment Event occurs and continues for five (5) days and (b) within the 365-day period preceding the date of such occurrence, at least two other Non-Payment Events shall have also occurred in respect of which Tenant shall have received Late Notices, then (x) Landlord shall have no obligation to give to Tenant a Late Notice in respect of the Non-Payment Event in question, and (y) the past due amount in connection with such Non-Payment Event shall bear interest at the Interest Rate from the due date therefor until the date paid, and (z) Tenant shall pay Landlord a late charge equal to three percent (3%) of the past due amount. For purposes hereof, the term "Interest Rate" shall mean the lesser of (i) two percent (2%) above the so-called annual "Base Rate" of interest publicly announced by Citibank, N.A., New York, New York (or any successor thereof) from time to time, as its interest rate charged for unsecured loans to its corporate customers, but in no event greater than the highest lawful rate from time to time in effect and (ii) the highest rate permitted by applicable law. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord or Tenant, as the case may be, be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant or Landlord as the case may
be), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

             Construction and interpretation of this Lease shall be governed by the laws of the state in which the Project is located, excluding any principles of conflicts of laws.

             Time is of the essence as to the performance of Tenant's and Landlord's obligations under this Lease.

             All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof.

             Within two (2) years from the Commencement Date, upon Tenant's request, from time to time within such two (2) year period, Landlord shall provide up to $60,000.00 of Insight software logistics consulting services to Tenant at no cost to Tenant.

             Landlord's Lien/Security Interest. Intentionally deleted.

             Limitation of Liability of Trustees, Shareholders, and Officers of ProLogis Trust. Any obligation or liability whatsoever of ProLogis Trust, a Maryland real estate investment trust, which may arise at any time under this Lease or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction, or undertaking contemplated hereby shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort, or otherwise.

             Restriction on Transfer of the Premises. Landlord hereby covenants and agrees that Landlord shall not, without Tenant's prior written consent, which consent may be withheld by Tenant in its sole and absolute discretion, sell, convey or otherwise transfer its interests in the Premises prior to the Rent Commencement Date In the event of a breach by Landlord of the covenant contained in this Paragraph 40, Tenant, in addition to any and all other rights and remedies which Tenant may have against Landlord under this Lease, at law or in equity, shall be entitled to terminate this Lease upon ten (10) days' prior written notice to Landlord and, upon such termination, this Lease shall terminate and be of no further force and effect. Landlord and Tenant hereby represent and warrant to each other that the Landlord's restriction on transfer of the Premises as set forth herein shall in no event restrict Landlord from transferring its ownership interests in the Premises and this Lease at any time following the Rent Commencement Date.

             Intentionally omitted.

             Corporate Authority. Tenant represents and warrants that (i) it has full corporate right and authority to lease the Premises from Landlord and to otherwise enter into this Lease on the terms and conditions set forth herein and
(ii) the officer executing this Lease on behalf of Tenant has the full corporate right, authority and power to execute and deliver this Lease on behalf of Tenant. Landlord represents and warrants that (i) it is the sole owner in fee simple of the Land, (ii) it has full corporate right and authority to lease the Premises to Tenant and to otherwise enter into this Lease on the terms and conditions set forth herein and (iii) the officer executing this Lease on behalf of Landlord has the full right, authority and power to execute and deliver this Lease on behalf of Landlord.

             Warranties. Landlord warrants and covenants to Tenant that, upon the Rent Commencement Date, the Base Building Work will be free from defects in workmanship and material for the twenty-four (24) month period ("Warranty Period") following the Rent Commencement Date. In amplification and not in limitation of the preceding sentence, if at anytime during the Warranty Period, any of the Base Building Work (including any equipment and/or materials installed at the Premises in connection with the Base Building Work) (a) is found to be defective, or (b) requires adjustment due to a defect or such adjustment is customary in connection with the installation and initial operation of such portion of the Base Building Work (e.g., a building system which requires periodic adjustment in connection with the installation and "fine tuning" of such system to make such system fully operational), or (c) fails to conform to any Legal Requirements that were enacted prior to the Rent Commencement Date, then Landlord shall correct such defect, adjustment or nonconformity promptly after receipt of written notice from Tenant to do so. Landlord shall bear the costs of correcting such defective or nonconforming Base Building Work. On or prior to the Rent Commencement Date, (x) Landlord shall cause Landlord's general contractor to issue all of the general contractor warranties and guarantees relating to the Base Building Work to both Landlord and Tenant and (y) Landlord shall deliver to Tenant an original of, and assign to Tenant, all Landlord's right, title and interest in and to, each of the other warranties and guarantees shown on Exhibit L annexed hereto, in the forms annexed hereto, from each of the contractors, subcontractors and suppliers shown on such warranties and guarantees. Landlord shall cooperate with Tenant, at Tenant's expense, (unless any such warranty or guaranty relates to an item for which Landlord is responsible under the terms of this Lease, in which case, such cooperation shall be at Landlord's expense) in all of Tenant's efforts to enforce any and all such warranties and/or guarantees (whether or not assigned or assignable to Tenant).

             Notwithstanding the preceding paragraph or anything else in the Lease to the contrary, if at anytime during the Lease Term (as the same may be renewed or extended), it is determined that any of the Base Building Work (including any equipment and/or materials installed at the Premises in connection with the Base Building Work) was not constructed by Landlord and delivered to Tenant on the Rent Commencement Date strictly in accordance with the terms and provisions of the Performance Specifications, then Landlord shall promptly correct any such matters after receipt of written notice from Tenant to do so and Landlord shall bear all the costs of correcting such matter; provided, however, that with respect to the items indicated in the Performance Specifications as being required to comply with the Performance Specifications only as of the Rent Commencement Date, Landlord shall have no further obligations under this paragraph with respect thereto following Tenant's acceptance of each such item on the Rent Commencement Date (it being agreed that nothing contained herein shall relieve Landlord of its obligations and liabilities under the immediately preceding paragraph with respect to each such item).

             Attorneys' Fees. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in such action. Such amounts shall be included in any judgment rendered in any such action or proceeding.

             Declaration. (a) Landlord represents to Tenant that as of the Commencement Date: (i) Landlord has delivered to Tenant a true and complete copy (together with all exhibits thereto) of: (x) that certain Final Development Agreement (the "Development Agreement") dated April 14, 1998, and made between County of Washoe and Nevada Tri Partners, a memorandum of which was recorded on May 15, 1999 in the Official Records of Washoe County in Book 5274, Page 734 as Document No. 2221194; and (y) that certain declaration of covenants, conditions and restrictions and reservation of easements (the "Covenants") for Damonte Ranch Trade Center I (the "Development Agreement" and the "Covenants" are hereinafter collectively referred to as the "Declaration"); (ii) to Landlord's knowledge the Declaration has not been modified, amended or terminated; (iii) to Landlord's knowledge, the Declaration is currently in full force and effect; and
(iv) to Landlord's knowledge, no default exists under the Declaration. For purposes of this paragraph, Landlord's knowledge shall mean the actual knowledge of David Morze and John Hanson, after appropriate due inquiry and investigation. Landlord represents and warrants to Tenant that no employee of Landlord has any material knowledge that is not possessed by David Morze and John Hanson about any of the matters that are the subject of the representations and warranties contained in the foregoing representations and warranties.

             Landlord shall throughout the Lease Term: (i) perform and observe all of the material terms, covenants, provisions and conditions of the Declaration on Landlord's part to be performed and observed; (ii) defend, indemnify and hold harmless Tenant from and against any and all claims, demands, causes of action, suits, actual damages, liabilities and actual expenses of any nature arising out of or in connection with a default by Landlord under the Declaration; and (iii) use commercially reasonable efforts (without the obligation to commence litigation) to cause each of the other tenants and occupants of any buildings owned by Landlord (or an affiliate of Landlord) and located within the Project to comply with all of the material covenants, provisions and conditions of the Declaration.

             Landlord shall, immediately upon receipt, forward to Tenant a copy of any and all notices and/or demands received by Landlord under or pursuant to the Declaration, which relate to, or could adversely affect, Tenant's use or occupancy of the Premises, the conduct of Tenant's business therein or Tenant's rights pursuant to this Lease.

             Landlord shall not amend or modify (or consent to any amendment or modification of) the Declaration if such amendment or modification could diminish the rights or increase the obligations of Tenant thereunder or under this Lease, or could adversely affect Tenant's use or occupancy of the Premises or the conduct of Tenant's business therein, without first obtaining Tenant's prior written consent, such consent not to be unreasonably withheld or delayed. Landlord agrees that it will place (or cause to be placed) a provision in all future leases executed by Landlord (or an affiliate of Landlord) at the Project setting forth that Landlord's tenants must comply with applicable Legal Requirements and the Declaration. Additionally, Landlord shall use commercially reasonable efforts (without the obligation to commence litigation) to enforce the terms and provisions of the Declaration on other property owned by Landlord (or an affiliate of Landlord) within the Project.

             Landlord shall use commercial reasonable efforts to obtain from the "Declarant" under the Declaration, within thirty (30) days after the date hereof, a letter agreement made in favor of Tenant providing for Declarant's agreement: (i) to make any material modifications or amendments to the Declaration, without Tenant's reasonable prior approval; and (ii) to provide Tenant with a copy of any notices of default sent by Declarant to Landlord under the Declaration simultaneously with the delivery of such notice to Landlord, provided, however, that Landlord's failure to obtain such letter agreement shall not be deemed to be a default of Landlord under this Lease. 24.

             As between Landlord and Tenant, in the event of any conflict between the terms and provisions of the Declaration and the terms and provisions of this Lease, the terms and provisions of this Lease shall control in all respects.

1.
2. IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.
3.
4.
5.
6.       TENANT:                      LANDLORD:

barnesandnoble.com llc                ProLogis Development Services Incorporated


By:    /s/ William Duffy              By:    /s/ John W. Seiple, Jr.
       ---------------------------           ---------------------------
Title: Vice President, Operations     Title: Senior Vice President
       ---------------------------           ---------------------------

Address:                              Address:
76 Ninth Avenue, 11th Floor           47775 Fremont Blvd.
New York, NY  10011                   Fremont, CA  94538

                              Rules and Regulations




1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from the Premises.

1. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of these Rules and Regulations.

1. No auction, public or private, will be permitted on the Premises or the Project.

1. The Premises shall not be used for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

1. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

                                   ADDENDUM 1

                              BASE RENT ADJUSTMENTS
                              ---------------------

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                        DATED SEPTEMBER 8, 1999, BETWEEN
                   PROLOGIS DEVELOPMENT SERVICES INCORPORATED
                                       and
                             barnesandnoble.com, llc


         The monthly Base Rent for Month 1 through Month 60 shall be $174,000, subject to adjustments as provided in Addendum 2 to the Lease. Once the monthly Base Rent for Month 1 through Month 60 is determined, then the monthly Base Rent for Month 61 through Month 120 shall be determined by multiplying the monthly Base Rent for Month 1 through Month 60 by 113%.

                                   ADDENDUM 2
                                   ----------

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                         DATED SEPTEMBER 8, 1999 BETWEEN
                   PROLOGIS DEVELOPMENT SERVICES INCORPORATED
                                       and
                             barnesandnoble.com llc

                                   WORKLETTER
                                   ----------

                                 I. DEFINITIONS

         1.01. Definitions. All capitalized terms used in this Workletter and not defined herein shall have the meaning ascribed thereto in the lease (the "Lease") to which this Workletter is annexed. In addition, for the purposes of this Workletter the following terms shall have the following meanings:

                  "Performance Specifications" shall mean those certain performance specifications and criteria annexed to this Workletter as
         Schedule 1, together with all exhibits and attachments thereto (including, without limitation, the Operational Plan and the Site
         Plan), as the same may be modified or supplemented by any Change Order (as defined below).

                  "Base Building Work" shall mean all of the work, materials and equipment necessary to construct the Building and other improvements on the Land in accordance with the Performance Specifications, using at least the specifications set forth in the Minimum Design Criteria.

                  "Base Building Plans" shall mean the scaled, dimensioned and coordinated architectural and engineering working drawings that will describe the Base Building Work, as such scaled, dimensioned and coordinated architectural and engineering working drawings (a) have been approved (or deemed approved) by Tenant in accordance with Section 2.01(c) below and (b) may be changed in accordance with the provisions of Section 2.01(e) and Section 2.03 below.

                  "Minimum Design Criteria" shall mean the minimum design criteria referenced in Schedule 3 annexed hereto.

                  "Tenant's Initial Work" shall mean all work, equipment and improvements which, in Tenant's opinion, are necessary or desirable to prepare the Premises for Tenant's occupancy, other than the Base Building Work.

                  "Milestone" shall have the meaning ascribed to it in Section
         2.07 below.

                  "Tenant Late Day" shall mean each day of actual delay suffered by Landlord in completing any Milestone as a result of one or more of the following events: (i) each day in any period beginning on the day after the day on which Tenant is required to furnish a response under this Workletter and ending on the day on which Tenant furnishes such a response; (ii) Tenant's improper or negligent interference with Landlord's obtainment of any Permit (as defined below), Tenant's improper interference with the work necessary to complete such Milestone or Tenant's unreasonable withholding of approval to the Proposed Base Building Plans; (iii) Tenant's failure to comply with its obligations under this Workletter; (iv) Tenant's failure to obtain the proper permits and governmental approvals for Tenant's Initial Work; or
         (v) the occurrence of one or more Tenant Late Payment Events (as defined below); provided, however, that no Tenant Late Day shall be deemed to have occurred unless (x) the Construction Minutes (as defined below) delivered to Tenant in accordance with Section 2.08(b) below immediately after the occurrence of the event that is the cause of such Tenant Late Day state that such occurrence could result in a Tenant Late Day and (y) the Construction Minutes delivered to Tenant in accordance with Section 2.08(b) below immediately after the occurrence of such Tenant Late Day indicate that the same has occurred.

                  "Substantially Completed" shall mean, with respect to any portion of the Base Building Work, that such portion of the Base Building Work has been completed, other than minor details or minor adjustments (collectively, "Punch List Items") that do not affect Tenant's ability to occupy the applicable portion of the Premises for the prosecution of Tenant's Initial Work or, as the case may be, for the ordinary use of the Building for the Intended Use (it being agreed that, in any event, Landlord shall nevertheless remain obligated to complete the Punch List Items applicable to each portion of the Base Building Work in accordance with the terms and provisions of this Workletter).

                  "Substantial Completion of the First-Half Dried-In Construction" shall mean that all of the following have occurred: (I) the following work has been completed (in accordance with the Performance Specifications, the Base Building Plans, all applicable Legal Requirements and the Declaration) with respect to the eastern one-half of the Building (the eastern one-half of the Building being referred to herein as the "Applicable Portion of the Building"): the exterior walls are erected, the roof structure and roofing work are complete to the point where the Building is dry, overhead electrical and mechanical work in the Building is complete to allow fixturizing of the Building, electrical service to the Building has been energized, overhead mechanical equipment in the Building has been installed, the high bay lighting fixtures in the Building have been installed and are functional, the Building floor has been cleaned and sealed and truck access to the Building from Old Virginia Road shall be available, (II) the Applicable Portion of the Building is in such a condition that Tenant is able to install its racking, conveyor and other equipment, subject to Tenant obtaining the permits described in the parenthetical in the immediately succeeding clause (III); and (III) Landlord has obtained all governmental licenses, permits and approvals with respect to the Applicable Portion of the Building that may be necessary for Tenant to commence and proceed with the prosecution of Tenant's Initial Work in the Applicable Portion of the Building (other than any licenses, permits and approvals required in connection with Tenant's Initial Work).

                  "Substantial Completion of the Dried-In Construction" shall mean that all of the following have occurred: (I) the following work has been completed (in accordance with the Performance Specifications, the Base Building Plans, the Declaration and all applicable Legal Requirements) with respect to the entire Building: the exterior walls are erected, the roof structure and roofing work are complete to the point where the Building is dry, overhead electrical and mechanical work in the Building is complete to allow fixturizing of the Building, electrical service to the Building has been energized, overhead mechanical equipment in the Building has been installed, the high bay lighting fixtures in the Building have been installed and are functional, the Building floor has been cleaned and sealed and truck access to the Building from Old Virginia Road shall be available; (II) the Building is in such a condition that Tenant is able to install its racking, conveyor and other equipment, subject to Tenant obtaining the permits described in the parenthetical in the immediately succeeding clause (III); and (III) Landlord has obtained all governmental licenses, permits and approvals with respect to the Building that may be necessary for Tenant to commence and proceed with the prosecution of Tenant's Initial Work (other than any licenses, permits and approvals required in connection with Tenant's Initial Work).

                  "Substantial Completion of the Building Shell" shall mean that all of the following have occurred: (I) Substantial Completion of the Dried-In Construction has occurred, (II) an operable restroom has been installed in the Building; and (III) Landlord has obtained a temporary certificate of occupancy for the Building that allows delivery and receipt of goods and products in connection with the Intended Use.

                  "Substantial Completion of the Base Building Work" shall mean that all of the following conditions have been satisfied: (I) the Base Building Work has been Substantially Completed in accordance with the Performance Specifications, the Base Building Plans, the Declaration and all applicable Legal Requirements (except for exterior painting and landscaping work, which shall be completed by Landlord within 30 days thereafter); (II) Landlord has delivered to Tenant a certificate, addressed to Tenant and executed by Landlord's architect, stating that the Base Building Work has been Substantially Completed in accordance with Performance Specifications, the Base Building Plans, the Declaration and all applicable Legal Requirements; (III) Landlord has obtained (and evidenced such obtainment to Tenant's reasonable satisfaction) (x) a "final" (not a temporary) certificate of occupancy or its equivalent for the entire Building that permits Tenant to use, operate and occupy the Premises for the Intended Use, and (y) all other certificates, permits and approvals with respect to the Building as may be necessary for Tenant lawfully to use, operate and occupy the Premises for the Intended Use; (IV) Tenant has vehicular and pedestrian access to and from the Land via Old Virginia Road at no less than the access points shown on the Site Plan annexed to the

         Performance Specifications; and (V) the entire Premises shall be available for, and tendered to, Tenant for its exclusive use and possession, broom clean and free of all construction debris, except for debris relating the completion of any Punch List items or any debris or other work being conducted in the Premises by Tenant to complete Tenant's Initial Work.

                  "Capped Base Building Work Items" shall mean all of the portions of the Base Building Work that, pursuant to the Performance Specifications, are subject to a monetary allowance or a monetary cap (by way of example only, the portions of the Base Building Work described in Sections 10.1.1 and 8.1.3 of the Performance Specifications are Capped Base Building Work Items).


                             II. BASE BUILDING WORK

         2.01. Base Building Plans; Permit Submissions. (a) Landlord, promptly after the date hereof, shall cause Landlord's architect to prepare proposed scaled, dimensioned and coordinated architectural and engineering working drawings that describe the Base Building Work (the "Proposed Base Building Plans"). The Proposed Base Building Plans shall fully incorporate, and shall be fully consistent with, the Performance Specifications and shall provide for no less than the specifications set forth in the Minimum Design Criteria. Tenant, at no cost or expense to Tenant, shall (as and to the extent reasonably requested by Landlord) cooperate with Landlord and Landlord's architect in connection with the preparation of the Proposed Base Building Plans and shall respond to any inquiries of Landlord during the development of the Proposed Base Building Plans within five (5) days after Tenant's receipt of a written notice requesting such response.

         (b) In connection with the construction of the Base Building Work on a "fast track" basis, Landlord shall submit the Proposed Base Building Plans to Tenant for its approval in the following parts on or before the following dates (and the provisions of this Article II shall apply separately as to each such part):

         Portion of Proposed Base Building Plans    Submission Date by Landlord
         ---------------------------------------    ---------------------------

         Preliminary Office Space Plan              September 15, 1999

         Preliminary Shell Drawings                 September 13, 1999
---------

         Shell Construction Drawings                September 24, 1999
---------

         Office Space Plan Construction Drawings    November 8, 1999

         (c) Within five (5) days after receipt by Tenant of any of the foregoing parts of the Proposed Base Building Plans (together with a notice from Landlord stating that the same constitute the Proposed Base Building Plans), Tenant (i) shall give its written approval thereto or (ii) if Tenant reasonably believes that such parts of the Proposed Base Building Plans (x) are not consistent with, or do not adequately incorporate, the Performance Specifications and/or do not provide for specifications that are at least equal to the specifications contained in the Minimum Design Criteria or (y) do not comply with applicable Legal Requirements or the Declaration (the "Base Building Plans Approval Criteria"), shall request in writing revisions or modifications to the Proposed Base Building Plans (but only to the extent that the same fail to comply with the Base Building Plans Approval Criteria). If Tenant shall fail to respond with its approval or request for revisions/modification within the time period(s) provided above, such failure shall be deemed Tenant's approval of the Proposed Base Building Plans. Landlord, within five (5) days after its receipt of Tenant's request for revisions or modifications to the Proposed Base Building Plans shall submit such revisions or modifications to Tenant. Within five (5) days following receipt by Tenant of such revisions or modifications, Tenant shall give its written approval thereto or shall request other revisions or modifications therein (but relating only to the extent Landlord has failed to comply with Tenant's earlier requests).

         (d) Landlord expressly acknowledges and agrees that (notwithstanding anything to the contrary in the Lease or this Workletter): (I) If there is any conflict or inconsistency between the Minimum Design Criteria and any portion of the Performance Specifications, then (x) such portion of the Performance Specifications shall govern and control, and (y) the Base Building Plans shall be prepared, and the Base Building Work shall be performed, in accordance with such portion of the Performance Specifications (rather than the conflicting portion(s) of the Minimum Design Criteria); (II) if there is any conflict or inconsistency between the Base Building Plans and any portion of the Performance Specifications, then (x) such portion of the Performance Specifications shall govern and control, and (y) the Base Building Work shall be performed in accordance with such portion of the Performance Specifications (rather than the conflicting portion(s) of the Base Building Plans); and (III) Tenant's approval of the Base Building Plans (or any component thereof or any changes thereto) shall not in any way (A) be deemed to be an agreement by Tenant that the Base Building Plans adequately reflect and incorporate the Performance Specifications, (B) be deemed to be an agreement by Tenant that, upon completion of the construction thereof, the Premises will be in conformance with the Performance Specifications, (C) be deemed to be a waiver of, or to otherwise relieve Landlord from, any of Landlord's obligations in Section 43 of the Lease,
(D) be deemed to be a waiver of, or to otherwise relive Landlord from, any of Landlord's other obligations in the Lease and this Workletter, or (E) be deemed to be an agreement that the work contemplated by the Base Building Plans complies with applicable Legal Requirements or the Declaration.

         (e) Landlord shall not make any changes to the Base Building Plans without the prior written consent of Tenant in each instance, except that Landlord may make changes to the Base Building Plans without Tenant's consent if
(i) such changes are consistent with the Performance Specifications and (ii) such changes will not result in any increased architectural or engineering costs to Tenant in connection with Tenant's Plans (as defined below).

         (f) Landlord, in accordance with industry standards, (i) shall submit accurate and complete applications for each of the permits (each, a "Permit" and, collectively, the "Permits") described on Schedule 4 annexed hereto on or before the submission date therefor that is specified on such Schedule 4 , and
(ii) shall thereafter take all commercially reasonable action necessary to obtain each Permit by the anticipated obtainment date therefor that is specified on such Schedule 4. If Landlord (i) complies with all of its obligations under the preceding sentence with respect to any Permit and (ii) fails to obtain such Permit by the anticipated obtainment date therefor (as specified on such Schedule 4), then each day of actual delay suffered by Landlord in completing any Milestone as a result of such failure shall constitute an event of Force Majeure. Notwithstanding anything to the contrary contained in the Lease or this Workletter, in no event shall Landlord's failure to obtain any permits, approvals or licenses other than the Permits constitute an event of Force Majeure.

         2.03 Change Orders (a) Tenant shall, subject to the provisions of this
Section 2.03, be permitted (i) prior to the completion of the Base Building Plans, to direct changes to the Performance Specifications (in which event Landlord shall cause Landlord's architect/engineer to incorporate such changes into the Proposed Base Building Plans), and (ii) following the completion of the Base Building Plans, to direct changes to the Performance Specifications and/or the actual Base Building Plans (in which event Landlord shall cause Landlord's architect/engineer to incorporate such changes into the Base Building Plans) (any change described in the preceding clauses (i) and (ii), a "Change Order"). Tenant shall pay to Landlord, within 30 days after Tenant's receipt of a demand therefor (together with such corroborating materials as may be reasonably requested by Tenant), Landlord's reasonable out-of-pocket costs and expenses of any third party architect, engineer, contractor or consultant employed by Landlord for reviewing any proposed Change Order. Any Change Order requested by Tenant shall be governed by the following provisions of this Section 2.03.

         (b) Price Adjustment/Time Adjustment: If Tenant proposes to make a Change Order, then Tenant shall notify Landlord in writing of such proposed Change Order. Within five (5) Business Days after its receipt of any proposed Change Order, Landlord shall furnish Tenant with a statement (each, a "Landlord's Change Order Statement") setting forth Landlord's good faith reasonable estimate of (1) all the costs and expenses that will either be saved or incurred by Landlord in connection with (x) incorporating the proposed Change Order into the Base Building Plans and (y) the performance of the work necessary to perform such proposed Change Order (the "Price Adjustment") and (2) the number of days (either positive or negative) by which the time required to complete one or more of the Milestones will be increased or decreased by such Change Order (such number of days as applicable to any Milestone, the "Time Adjustment"). Within five (5) Business Days after receipt by Tenant of the applicable Landlord's Change Order Statement, Tenant shall in writing either (a) accept the Price Adjustment and the Time Adjustment set forth in Landlord's Change Order Statement, by signing same and returning it to Landlord (subject to the final determination of the Price Adjustment and the Time Adjustment in accordance with the provisions of Sections 2.03(c) and 2.03(d) below, respectively), or (b) withdraw such Change Order (it being agreed that if Tenant makes any changes to any Landlord's Change Order Statement and returns it to Landlord, Tenant shall be deemed to have rejected same). Landlord shall be obligated to implement only those Change Orders that are accepted by Tenant in accordance with the preceding sentence. Notwithstanding the foregoing, Landlord does not have to accept any proposed Change Order (X) that will have an effect (to more than a de minimis extent) on (i) the footprint of the Building, (ii) the Building elevation (other than the elevation of the office areas and the cafeteria areas), (iii) the Building's clear height, or (iv) the Building's structural design or (Y) that requires Landlord to install any racking system, mezzanine structure, or conveyor system in the Building. To the extent that Tenant, in connection with any Change Order, specifies any items that Landlord reasonably indicates in writing to Tenant are not recommended by Landlord, then Tenant shall assume full responsibility during the Lease Term for the performance of such items. Notwithstanding anything to the contrary in this Workletter, in no event shall there be any Time Adjustment for any of the Change Orders described on Schedule 5 annexed hereto, provided that Tenant requests such Change Order by the outside date therefor that is specified on such Schedule 5 .

         In connection with the Initial Slab Change Order (as defined below), Landlord and Tenant, promptly after the date hereof, shall employ value engineering to determine, by September 20, 1999, to what extent the Initial Slab Change Order in its current scope will be required (in accordance with the recommendation of Landlord's structural engineer). Landlord shall use reasonable good faith efforts to eliminate the extent to which the Initial Slab Change Order is required (it being agreed that in no event shall Landlord be required to reduce the scope of the Initial Slab Change Order unless Landlord receives written confirmation from its structural engineer that the reduced scope will be adequate to accommodate the Performance Specifications). If and to the extent that Landlord, in the good faith exercise of its judgment, determines that the Initial Slab Change Order is required, then (notwithstanding anything to the contrary contained herein) the following provisions shall apply thereto: (i) Landlord shall competitively bid the work associated with the Initial Slab Change Order in accordance with the Bidding Procedures (as defined below); (ii) there shall be no Time Adjustment or Price Adjustment (as such terms are used in this Workletter) for the Initial Slab Change Order; and (iii) in lieu of there being a Price Adjustment with respect to the Initial Slab Change Order, the lesser of the following amounts shall be added to the annual Base Rent (and increased after the 60th month following the Rent Commencement Date in accordance with Addendum 1 to the Lease): (a) $27,700 (i.e., 10% of 277,000) and
(b) 10% of the actual out-of-pocket costs incurred by Landlord in performing the Initial Slab Change Order (in the scope required by Landlord). For purposes hereof, the term "Initial Slab Change Order" means the change order relating to the slab that is described on Schedule 5 annexed hereto.

         (c) Price Adjustment: For any Change Order, the final Price Adjustment binding on Landlord and Tenant with respect to such Change Order shall be equal to (I) in the case of any Change Order that results in an increase in the cost to Landlord of the Base Building Work, the lesser of (x) the amount of the Price Adjustment set forth in the Landlord's Change Order Statement, and (y) the out-of-pocket costs and expenses actually incurred or paid by Landlord in performing such Change Order; and (II) in the case of any Change Order that results in a decrease in the cost to Landlord to perform the Base Building Work, the greater of (x) the amount of the Price Adjustment set forth in the Landlord's Change Order Statement, and (y) the actual amount by which the cost to Landlord to perform the Base Building Work was decreased as a result of such Change Order. In no event shall Landlord be entitled to any supervision, overhead, administration or similar fee or charge with respect to any Change Order. In connection with any Change Order that Tenant reasonably believes will result in a positive Price Adjustment in excess of $10,000, Tenant shall have the right to cause Landlord to competitively bid the work associated with such Change Order in accordance with the Bidding Procedures. Landlord shall keep and make available to Tenant itemized records pertaining to each Price Adjustment. For purposes hereof, the term "Cumulative Price Adjustment" shall mean the sum of the final Price Adjustments for all Change Orders, other than (x) any Change Orders ("Non-Fixture Change Orders") that relate to items of work that, when completed, will not be attached to or built into the Building and (y) the Initial Slab Change Order. If there is any dispute relating to the Price Adjustment for a Change Order that results in a decrease in the cost to Landlord to perform the Base Building Work, then such dispute shall be resolved by mutual agreement of Landlord's architect and Tenant's architect; provided, however, that if such architects are unable to reach mutual agreement within 15 days, then such dispute shall be resolved by arbitration in accordance with Section 4.01 below (except that the arbitrator shall be an independent third-party architect having at least 15 years experience in the area of industrial/warehouse construction)

         (d) Time Adjustment: For any Change Order, the final Time Adjustment binding on Landlord and Tenant in connection with such Change Order shall be equal to (I) in the case of any Change Order that results in an increase in the number of days to complete one or Milestones, the lesser of (x) the Time Adjustment set forth in the applicable Landlord's Change Order and (y) the number of days by which the time required to complete such Milestone(s) is actually increased by such Change Order, and (II) in the case of any Change Order that results in a decrease in the number of days to complete one or more Milestones, the number of days by which the time required to complete such Milestone(s) is actually decreased by such Change Order. Any dispute under this subparagraph (d) shall be resolved by mutual agreement of Landlord's architect and Tenant's architect; provided, however, that if such architects are unable to reach mutual agreement within 15 days, then such dispute shall be resolved by arbitration in accordance with Section 4.01 below (except that the arbitrator shall be an independent third-party architect having at least 15 years experience in the area of industrial/warehouse construction). For purposes hereof, the term "Cumulative Time Adjustment", shall mean, as to any Milestone, the sum of the final Time Adjustments applicable to such Milestone.

         2.04 Capped Base Building Work Items. (a) Landlord shall competitively bid the work associated with each of the Capped Base Building Work Items in accordance with the Bidding Procedures. For purposes of this Workletter, the term "Bidding Procedures" means, with respect to (i) any work to be performed by Landlord in connection with the Capped Base Building Work Items or (ii) any other work that, pursuant to this Workletter or the Lease, Landlord is required to competitively bid (in either case, the "Bid Work"), the following procedures:
Upon approval by Tenant of the applicable portions of the Base Building Plans, Landlord shall solicit competitive bids for the Bid Work on a fixed price lump sum basis from a minimum of two (2) qualified bidders (as reasonably determined by Landlord) who are not affiliated with Landlord, consistent with construction practices in Reno, Nevada (it being agreed, however, that Landlord shall use commercially reasonable efforts to solicit competitive bids from at least three (3) qualified bidders, as reasonably determined by Landlord, who are not affiliated with Landlord). Landlord simultaneously with the delivery of same to prospective bidders, shall submit the bid packages and the invitations to bid to Tenant. Landlord shall review the responsiveness of all bids in the presence of its respective representatives and consultants (and Tenant and its representatives and consultants may, at Tenant's option, participate in such review). Tenant and Tenant's representatives and consultants shall have the right (but not the obligation) to attend and participate in (i) the opening of the sealed bids and (ii) any meetings between Landlord and the bidders at which Landlord negotiates the final contract price (the "Final Contract Price") with each of the bidders. The "Selected Contract Price" for the work in question shall mean the Final Contract Price of the lowest responsive bidder (i.e., the lowest bidder that is responsive to bidding documents), unless Landlord and Tenant agree to select a different bidder, in which case the Selected Contract Price for such work shall mean the Final Contract Price of the bidder so selected by Landlord and Tenant.

         (b) Upon completion by Landlord of all of the Capped Base Building Work Items, Landlord shall furnish to Tenant a statement setting forth in reasonable detail (i) the Selected Contract Price with respect to each of the Capped Base Building Work Items, and (ii) the aggregate sum (the "Total Cost of the Capped Items") of the Selected Contract Prices for all of the Capped Base Building Work Items (which statement shall be accompanied by such corroborating documentation as Tenant may reasonably request).

         (c) If the Total Cost of the Capped Items (as finally determined) shall exceed the aggregate monetary allowance (the "Aggregate Capped Items Allowance") allocated to all of the Capped Base Building Work Items under the Performance Specifications, then the Rent Adjustment Amount (as defined below) shall be increased by the amount of such excess. If the Total Cost of the Capped Items shall be less than the Aggregate Capped Items Allowance, then the Rent Adjustment Amount shall be decreased by the amount by which the Total Cost of the Capped Items is less than the Aggregate Capped Items Allowances.

         2.05 Rent Adjustment; Payments to Landlord. (a) For purposes of this Workletter, the term "Rent Adjustment Amount" shall mean, subject to Section 2.05(d) below, an amount equal to the sum of the following (as such amount shall be increased or decreased in accordance with Section 2.04(c) above): (i) an amount equal to zero, plus (ii) an amount equal to the Cumulative Price Adjustment, if the Cumulative Price Adjustment is a positive number, or minus
(iii) an amount equal to the Cumulative Price Adjustment, if the Cumulative Price Adjustment is a negative number.

         (b) Within sixty (60) days after both (i) the Cumulative Price Adjustment has been determined, and (ii) the Total Cost of the Capped Items has been determined, Landlord shall furnish Tenant with a statement (the "Rent Adjustment Statement"), certified by Landlord, setting forth the Rent Adjustment Amount, together with a list of the Price Adjustments used to compute the Rent Adjustment Amount.

         (c) If the Rent Adjustment Amount is a positive amount that is less than or equal to $900,000.00, then the annual Base Rent shall be increased by an amount equal to 10% of the Rent Adjustment Amount. If the Rent Adjustment Amount is a positive amount that is more than $900,000.00, then (in lieu of the Base Rent increase described in the preceding sentence) (a) the annual Base Rent shall be increased by an amount equal to $90,000.00, and (b) commencing on the Rent Commencement Date, Tenant shall pay to Landlord as additional rent an annual amount (the "Additional Rental Amount") equal to 15.86% of the amount by which the Rent Adjustment Amount exceeds $900,000.00 but is less than or equal to $2,400,000.00, which annual amount shall be payable in equal monthly installments on the first day of each calendar month that occurs during the period commencing on the Rent Commencement Date and ending on the last day of the initial Lease Term. (i.e., the initial 10 year term of the Lease), and any Additional Rental Amount payable for any partial calendar month shall be appropriately prorated. If the Rent Adjustment Amount is a positive amount that exceeds $2,400,000.00, then (in addition to the amounts described in the preceding sentence) Tenant, within 30 days after demand therefor, shall pay to Landlord the amount of such excess (without duplication of any of the amounts payable pursuant to the immediately following subparagraph (d)).

         (d) Notwithstanding the foregoing, if either (I) (A) Tenant requests and accepts a Change Order that will result in an increase in the cost to Landlord of the Base Building Work, and (B) at the time such Change Order is accepted, the sum of all the final Price Adjustments is a positive amount that exceeds $2,400,000, or (II) Tenant requests and accepts a Change Order that is a Non-Fixture Change Order, then (instead of adding the cost of such work to the Rent Adjustment Amount as provided above) the following provisions shall apply to such Change Order:

         (i) Tenant, as and to the extent the work necessary to perform such Change Order is completed, shall pay to Landlord the cost of such work in progress payments (but no more often than monthly), each of which progress payments shall be due and payable to Landlord within 15 days after Tenant's receipt of the following (collectively, a "Disbursement Request"): (x) an invoice from Landlord requesting payment of a specified portion of the cost of such work and describing in reasonable detail the services or materials furnished in connection with such work, and (y) a certificate from Landlord's architect (on an appropriate AIA Form), certifying (1) that the services and materials for which payment is being sought were necessary or appropriate in connection with such work, (2) that the amount specified in such invoice of Landlord is not in excess of the cost of the services and materials supplied in connection with such work and (3) that such work was completed in accordance with the Base Building Plans and the Performance Specifications.

         (ii) Notwithstanding anything to the contrary contained herein, in no event shall any of the amounts paid by Tenant pursuant to this Section 2.05(d) be included in the calculation of the Rent Adjustment Amount (and thereby added to the Base Rent).

         (iii) If Tenant fails to pay Landlord any amount due under this Section 2.05(d) within 15 days after its receipt of a Disbursement Request therefor, then such amount shall bear interest at the Interest Rate from the due date therefor until paid. If Tenant fails to pay Landlord any amount due under this Section 2.05(d) within 25 days after its receipt of a Disbursement Request therefor, and such failure continues for 5 days after William F. Duffy (or his successor) receives written notice of such failure, then such failure shall constitute a "Tenant Late Payment Event".

         (e) If the Rent Adjustment Amount is a negative amount that is less than or equal to $900,000.00, then the annual Base Rent shall be decreased by an amount equal to 10% of the Rent Adjustment Amount. There shall be no other decrease in the annual Base Rent (other than the preceding sentence) if the Rent Adjustment Amount is a negative amount, including, without limitation, if the Rent Adjustment Amount is a negative amount greater than $900,000.

         (f) Promptly after the Rent Adjustment Amount is determined in accordance with this Section 2.05, a retroactive adjustment in Base Rent shall be made and the appropriate payment shall be made by one party hereto to the other.

         2.06. Performance of Base Building Work. Landlord, at its sole cost and expense (except as and to the extent expressly set forth above), shall perform the Base Building Work. Landlord shall commence the Base Building Work promptly after the date hereof and shall prosecute the same with diligence and continuity until completion, using only new first-class materials. Landlord shall perform the Base Building Work in accordance with (i) the Performance Specifications,
(ii) the Base Building Plans, (ii) all Change Orders approved by Tenant, (iii) good construction practices, (iv) the Minimum Design Criteria and (v) all Legal Requirements and the Declaration. Landlord shall at its sole cost and expense obtain all proper zoning and land development approvals from all necessary governmental authorities for the prosecution of the Base Building Work. Landlord shall also obtain (i) the building permit and all other permits, licenses and inspections necessary for the proper prosecution and completion of the Base Building Work and (ii) all permits and licenses (including a permanent certificate of occupancy or its equivalent) necessary for Tenant lawfully to use and occupy the Premises pursuant to the Lease for the Intended Use. Landlord shall pay for, as part of the Base Building Work, the cost of the building permit and all other permits, licenses (including a permanent certificate of occupancy), impact fees and inspections necessary for the proper prosecution and completion of Base Building Work. In amplification and not in lieu of the foregoing, (x) Landlord shall be responsible to obtain and pay for all improvements (including, without limitation egress lines, fire extinguishers, and emergency and exit lighting) necessary to obtain all such permits, licenses and inspections and (y) all requirements of any governmental authority or other governing body with respect to off-site improvements are to be provided by and are the responsibility of Landlord at its sole cost and expense. Notwithstanding anything in this Lease or Workletter to the contrary, Tenant shall be solely responsible, at its sole cost and expense, to obtain any and all permits necessary in connection with Tenant's Initial Work.

         2.07. Milestones and Milestone Dates. (a) Each of the following stages of completion of the Base Building Work is herein called a "Milestone": (I) Substantial Completion of the First-Half Dried-In Construction (hereinafter, the "First Milestone"); (II) Substantial Completion of the Dried-In Construction (hereinafter, the "Second Milestone"); (III) Substantial Completion of the Building Shell (hereinafter, the "Third Milestone"); and (IV) Substantial Completion of the Base Building Work (hereinafter, the "Fourth Milestone"). None of the foregoing Milestones shall be deemed to have been completed unless and until Tenant shall have received a statement, certified by Landlord's architect, stating that the Milestone in question has been completed and setting forth the date on which such Milestone was completed. Landlord shall use commercially reasonable efforts to give Tenant at least 5 days prior notice of Landlord's anticipated completion of each Milestone.

         (b) Landlord shall complete the First Milestone on or prior to February 23, 2000 (the "First Milestone Completion Date"); provided, however, that the First Milestone Completion Date shall be postponed beyond February 23, 2000 for each day that Landlord is actually delayed in completing the First Milestone as a result of (x) one or more Tenant Late Days that occur between the date hereof and the completion of the First Milestone and (y) one or more Force Majeure Events that occur between the date hereof and the completion of the First Milestone. Moreover, the First Milestone Completion Date shall be (aa) further postponed by the number of days equal to the Cumulative Time Adjustment applicable to the First Milestone, if such Cumulative Time Adjustment is a positive number or (bb) accelerated by the number of days equal to the Cumulative Time Adjustment applicable to the First Milestone, if such Cumulative Time Adjustment is a negative number. Landlord shall complete the Second Milestone on or prior to March 15, 2000 (the "Second Milestone Completion Date"); provided, however, that the Second Milestone Completion Date shall be postponed beyond March 15, 2000 for each day that Landlord is actually delayed in completing the Second Milestone as a result of (x) one or more Tenant Late Days that occur between the date hereof and the completion of the Second Milestone and (y) one or more Force Majeure Events that occur between the date hereof and the completion of the Second Milestone. Moreover, the Second Milestone Completion Date shall be (aa) further postponed by the number of days equal to the Cumulative Time Adjustment applicable to the Second Milestone, if such Cumulative Time Adjustment is a positive number or (bb) accelerated by the number of days equal to the Cumulative Time Adjustment applicable to the Second Milestone, if such Cumulative Time Adjustment is a negative number. Landlord shall complete the Third Milestone on or prior to March 31, 2000 (the "Third Milestone Completion Date"); provided, however, that the Third Milestone Completion Date shall be postponed beyond March 31, 2000 for each day that Landlord is actually delayed in completing the Third Milestone as a result of
(x) one or more Tenant Late Days that occur between the date hereof and the completion of the Third Milestone and (y) one or more Force Majeure Events that occur between the date hereof and the completion of the Third Milestone. Moreover, the Third Milestone Completion Date shall be (aa) further postponed by the number of days equal to the Cumulative Time Adjustment applicable to the Third Milestone, if such Cumulative Time Adjustment is a positive number or (bb) accelerated by the number of days equal to the Cumulative Time Adjustment applicable to the Third Milestone, if such Cumulative Time Adjustment is a negative number. Landlord shall complete the Fourth Milestone on or prior to April 15, 2000 (the "Fourth Milestone Completion Date"); provided, however, that the Fourth Milestone Completion Date shall be postponed beyond April 15, 2000 for each day that Landlord is actually delayed in completing the Fourth Milestone as a result of (x) one or more Tenant Late Days that occur between the date hereof and the completion of the Fourth Milestone and (y) one or more Force Majeure Events that occur between the date hereof and the completion of the Fourth Milestone. Moreover, the Fourth Milestone Completion Date shall be (aa) further postponed by the number of days equal to the Cumulative Time Adjustment applicable to the Fourth Milestone, if such Cumulative Time Adjustment is a positive number or (bb) accelerated by the number of days equal to the Cumulative Time Adjustment applicable to the Fourth Milestone, if such Cumulative Time Adjustment is a negative number. Notwithstanding anything to the contrary in the Lease or this Workletter, in no event shall Landlord be deemed to have been actually delayed in causing any Milestone to occur by a Force Majeure Event unless Landlord, within ten (10) business days after the occurrence of such event of Force Majeure, shall notify Tenant of such event of Force Majeure or such Force Majeure Event shall be set forth in the Construction Minutes delivered to Tenant in accordance with Section 2.08(b) below and of the fact that the same is going to delay Landlord in causing such Milestone to occur. For purposes of this Workletter, the painting and landscape work shall be substantially completed no later than May 15, 2000 and shall not be included as part of the Base Building Work to be completed by the Fourth Milestone Completion Date.

         (c) The term "Milestone Completion Date" shall mean (as the case may be) (i) with respect to the First Milestone, the First Milestone Completion Date; (ii) with respect to the Second Milestone, the Second Milestone Completion Date; (iii) with respect to the Third Milestone, the Third Milestone Completion Date; and (iv) with respect to Fourth Milestone, the Fourth Milestone Completion Date. If Landlord shall fail for any reason to complete any Milestone by the Milestone Completion Date applicable thereto (as such Milestone Completion Date may be postponed pursuant to the express provisions of Section 2.07(b) above), then, for each day that any Milestone is not completed by the Milestone Completion Date applicable thereto (as such Milestone Completion Date may be postponed pursuant to the express provisions of Section 2.07(b) above), Landlord shall pay to Tenant the following amounts (collectively the "Liquidated Damages"):

         (A) For each of the first fourteen (14) days that Landlord fails to complete any Milestone by the Milestone Completion Date applicable thereto, Landlord shall pay to Tenant $5,800 (representing 1 day's Base Rent); and

         (B)      If such Milestone is not completed by the fourteenth day
                  (14th) following the Milestone Completion Date applicable thereto, then (in addition to the amount set forth in the preceding clause (A)), Landlord shall pay to Tenant an amount equal to the product of (i) $17,400 (representing 3 day's Base
                  Rent), multiplied by (ii) the number of days in the period commencing on the fifteenth (15th) day following such Milestone Completion Date, and ending on the forty-second
                  (42nd) day
                  following such Milestone Completion Date, during which such Milestone remains uncompleted; and

         (C) If such Milestone is not completed by the forty-third (43rd) day following the Milestone Completion Date applicable thereto, then (in addition to the amounts set forth in the preceding clauses (A) and (B)), Landlord shall pay to Tenant an amount equal to the product of (i) $11,600 (representing 2 day's Base Rent), multiplied by (ii) the number of days in the period commencing on the forty-third (43rd) day following such Milestone Completion Date, and ending on the sixty-third
                  (63rd) day following such Milestone Completion Date, during which such Milestone remains uncompleted; and

         (D) If such Milestone is not completed by the sixty-fourth (64th) day following the Milestone Completion Date applicable thereto, then (in addition to the amounts set forth in the preceding clauses (A), (B) and (C)), Landlord shall pay to Tenant an amount equal to the product of (i) $5,800 (representing 1 days' Base Rent), multiplied by (ii) the number of days in the period commencing on such sixty-fourth
                  (64th) day and ending on the date (if ever) on which such Milestone is completed.

         Tenant hereby acknowledges and agrees that (except as provided in the immediately succeeding sentence) the Liquidated Damages shall be Tenant's sole and exclusive remedy under this Lease or at law or in equity for Landlord's failure to complete the Milestones by the Milestone Completion Dates, Tenant hereby waiving all other remedies available to Tenant under this Lease or at law or in equity (except as provided in the immediately succeeding sentence) in the event Landlord fails to timely meet the Milestone Completion Dates. Notwithstanding the preceding sentence, Tenant shall be entitled to the remedy of specific performance if Landlord fails to complete any Milestone by the Milestone Completion Date applicable thereto. Landlord and Tenant hereby agree that it would be impracticable or extremely difficult to affix damages if Landlord fails to meet the Milestone Completion Dates as set forth above and the Liquidated Damages represent a reasonable estimate of Tenant's damages. All amounts payable by Landlord to Tenant under this Section 2.07(c) shall be paid within thirty (30) days after a demand therefor. If Landlord fails to pay Tenant all or any portion of any amount due under this Section 2.07(c) by the due date therefor, then such past due amount shall bear interest at the Interest Rate from the due date therefor until the date paid, and Tenant may deduct and set-off such amount (together with such interest) until exhausted, against all Base Rent and any other amounts due and payable under the Lease (at Tenant's option, before or after the expiration of any other offsets or credits in Tenant's favor). The obligations of Landlord under this Section 2.07(c) shall survive the termination, cancellation or expiration of the Lease.

         2.08. Inspection and Monitoring by Tenant; Construction Meetings; "As Built" Drawings. (a) Tenant, Tenant's architect, Tenant's engineers, Tenant's contractors, Tenant's representatives, and any agents of Tenant shall have access to the Building at all times during business hours, and at all other reasonable times upon reasonable prior written notice, in order to inspect the Base Building Work and monitor the progress thereof. Tenant may have a representative present at the Premises at all times during the performance of the Base Building Work.

         (b) From and after the date hereof, Landlord shall conduct weekly construction meetings (to be held on Tuesday of each week) to discuss the performance and progress of the Base Building Work; Landlord shall use commercially reasonable efforts to give Tenant reasonable advance notice of each such meeting and Tenant's representatives shall have the right to attend such meetings. Landlord, within two (2) business days after each such weekly construction meeting, shall deliver to the representatives of Tenant set forth on Schedule 6 annexed hereto (at their addresses set forth on such Schedule 6) a copy of the minutes (the "Construction Minutes") of each such construction meeting, which minutes Landlord shall cause to be prepared by its contractor. The Construction Minutes of each such weekly construction meeting shall clearly specify (i) any events that have occurred since the previous weekly construction meeting (or, in the case of the first such meeting, since the date hereof) that could result in a Tenant Late Day and (ii) any Tenant Late Days that have occurred since the previous weekly meeting (or, in the case of the first such meeting, since the date hereof).

         (c) Landlord shall use commercially reasonable efforts to (i) keep Tenant apprised of the progress of the Base Building Work on at least a weekly basis, (ii) promptly notify Tenant of any actual or anticipated delays, and
(iii) promptly notify Tenant of any problems or anticipated problems with respect to the Base Building Work or any portion thereof. Landlord shall maintain at the Premises for inspection by Tenant and Tenant's architect during Business Hours one record copy of (i) the Base Building Plans, together with all field notes and changes of Landlord's contractor marked on said plans during the course of construction, (ii) the progress schedule, any progress schedules prepared by any subcontractor, and all updates, supplements and amendments thereto; (iii) specifications and samples prepared in connection with the Base Building Work; and (iv) all drawings, diagrams, schedules, brochures and other data or information specially prepared for or otherwise provided in connection with the Base Building Work to illustrate some portion of the Base Building Work or any product, material or system to be installed or utilized in connection therewith. All of the foregoing shall be maintained in good order and marked currently to record all changes made during construction of the Building and the Parking Area. Within ninety (90) days after the Base Building Work is Substantially Completed, Landlord shall deliver to Tenant four (4) copies of "as-built" drawings and plans for the Base Building Work showing all changes made during the course of performing the Base Building Work, together with four
(4) copies of an "as-built" survey of the Building, the parking area and the Land showing all existing easements, rights of way, building set-back lines and improvements. Landlord shall also furnish to Tenant, promptly after completion thereof, two complete sets of shop drawings and operation and maintenance manuals with respect to the Base Building Work.

         2.09 Correcting Base Building Punch List Items and Defective Work. (a) Within five (5) business days following the later to occur of (i) Substantial Completion of the Base Building Work and (ii) the date that is ten (10) days after Tenant receives notice that such

Milestone has been (or is about to be) completed, Landlord and Tenant shall jointly inspect the Base Building Work and shall jointly compose a Punch List of items needing completion (it being agreed, however, that if it is not possible to determine at such time whether any components of the Base Building Work have been completed, because of seasonal reasons or otherwise, then Landlord and Tenant, as soon as practicable after such determination can be made, shall inspect such components and compose a Punch List of items with respect thereto needing completion). Within thirty (30) days after any Punch List is so composed, Landlord shall install, complete, repair or otherwise remedy all such items listed on such Punch List; provided, however, that it shall not be an event of default if, because of the nature of the work at issue, Landlord cannot complete such work within such thirty (30) day period, as long as Landlord commences such work within such thirty day period and thereafter diligently prosecutes the same to completion.

         2.10 Outside Termination Date. If for any reason (including Force Majeure Events) Substantial Completion of the Base Building Work does not occur by the Limitation Date (as defined below), then, in addition to Liquidated Damages and the right to specific performance (but excluding all other rights and remedies available to Tenant at law or in equity or otherwise under this Lease), Tenant shall have the right, at any time after the Limitation Date, but prior to the date upon which Substantial Completion of the Base Building Work occurs, to terminate the Lease by serving written notice to Landlord, in which event the Lease shall terminate and be deemed null and void. The failure of Tenant to exercise its right of termination hereunder shall not relieve Landlord of its obligation to cause the Substantial Completion of the Base Building Work to occur or be deemed a waiver of the other remedies available to Tenant under this Workletter (i.e., the Liquidated Damages and specific performance). For purposes hereof, the term "Limitation Date" shall mean October 31, 2000; provided, however, that the Limitation Date shall be postponed by one day for each Tenant Late Day that occurs prior to the Substantial Completion of the Base Building Work.

         2.11 Acceptance. Within thirty (30) days after the Rent Commencement Date, Landlord and Tenant shall execute and deliver to Landlord a letter confirming the Rent Commencement Date.

         2.12 Miscellaneous. (a) Landlord acknowledges that Tenant will use non-union labor in connection with its prosecution of Tenant's Initial Work, and in no event shall the utilization of such labor constitute a Tenant Late Day. Landlord shall use only non-union contractors for the Base Building Work and will insure that there will be no labor disputes relative to the prosecution of Tenant's Initial Work.

         (b) Landlord hereby designates John Hanson to serve as Landlord's representative and Tenant hereby designates Taner Kiranbay to serve as Tenant's representative during the design and construction of the Base Building Work. All communications between Landlord and Tenant relating to the design and construction of the Base Building Work shall be forwarded to or made by such party's representative.

         (c) Any dispute with respect to this Workletter (other than any disputes under Section 2.01(c) above) that is not resolved by the parties within 15 days shall be settled by arbitration in accordance with Section 4.01 of this Workletter.

         (d) Landlord represents and warrants that, to Landlord's knowledge, based on Exhibit 1 to the Performance Specifications, smoke curtains, in-rack sprinklers and fire proofing of steel are not required in order for the Premises to comply with Legal Requirements (other than in-rack sprinklers in the multi-level Pallet Pick Mezzanine area and bin supported mezzanine area). For purposes of this paragraph, Landlord's knowledge shall mean the actual knowledge of David Morze and John Hanson, after appropriate due inquiry and investigation. Landlord represents and warrants to Tenant that no employee of Landlord has any material knowledge that is not possessed by David Morze or John Hanson about any of the matters that are the subject of the representation and warranty contained in this paragraph.

         (e) For purposes of this Article II, the term "Legal Requirements" (as defined in the Lease) shall include, without limitation, all onsite and offsite drainage requirements, zoning, seismic (except as and to the extent set forth in the Performance Specifications), NFPA and ADA requirements.

                           III. Tenant's Initial Work

         3.01. Tenant's Initial Work; Preparation and Approval of Tenant's Plans. Except as and to the extent otherwise set forth in this Article III, the installation, performance and removal of Tenant's Initial Work shall be governed by Section 12 of the Lease (as if the same were Tenant-Made Alterations). If any portion of Tenant's Initial Work shall constitute a Material Tenant-Made Alteration, then Tenant, at its expense, shall prepare and submit to Landlord
(i) architectural drawings of such portion of Tenant's Initial Work and (ii) specifications for such portion of Tenant's Initial Work (such architectural drawings and specifications are herein collectively referred to as the "Tenant's Plans"). Within ten (10) days after receipt by Landlord of Tenant's Plans, Landlord (i) shall give its written approval thereto or (ii) if Landlord reasonably believes that the work set forth on Tenant's Plans will have an adverse effect on the structural integrity of the Building or will penetrate the roof and thereby invalidate the roof warranty (the "Tenant's Initial Work Approval Criteria"), shall request revisions or modifications to the Tenant's Plans (but only to the extent the same fail to comply with the Tenant's Initial Work Approval Criteria). Tenant may thereafter submit such revisions or modifications to Landlord. Within seven (7) days following receipt by Landlord of such revisions or modifications, Landlord shall give its written approval thereto or shall request other revisions or modifications therein (but relating only to the extent Tenant has failed to comply with Landlord's earlier requests). The preceding two sentences shall be implemented repeatedly until Landlord gives its written approval to the Tenant's Plans. If Landlord shall fail to respond to Tenant's Plans with its approval or request for revisions/modification within the time period(s) provided above, such failure shall be deemed Landlord's approval of Tenant's Plans. The Tenant's Plans as approved or deemed approved by Landlord shall herein be referred to as the "Final Tenant's Plans". At any time after the Final Tenant's Plans are approved (or deemed approved) by Landlord and thereafter throughout Tenant's prosecution of the Tenant's Initial Work, Tenant shall be permitted to direct changes in the Tenant's Initial Work (it being agreed, however, that Tenant must obtain Landlord's consent in accordance with the foregoing provisions of this Section 3.01(a) before prosecuting any such change that constitutes a Material Tenant-Made Alteration, and the foregoing approval provisions of this Section 3.01(a) shall be applied to such proposed change). Tenant, at Tenant's option, may submit the Tenant's Plans to Landlord for its approval in one or more parts (and, in any case where the same are submitted in more than one part, the provisions of this Article III shall apply separately as to each such part). Landlord, at no cost to Tenant, shall cooperate (and cause Landlord's architect and contractor to cooperate) with Tenant and Tenant's architect in preparing the Tenant's Plans.

         (b) Notwithstanding anything to the contrary in the Lease or this Workletter, in no event shall Tenant be required to obtain Landlord's prior consent in connection with (i) the installation of Tenant's racking systems in the Building, (ii) the installation of any mezzanine in the Building, (iii) the installation of any conveyors or other equipment in the Building or (iv) the installation in the Building of any of the other items shown on the Operational Plan attached to the Performance Specifications as Exhibit 1.

         (c) Commencing on Substantial Completion of the First-Half Dried-In Construction and thereafter throughout Landlord's prosecution of the Base Building Work, Tenant shall be permitted upon the Premises and may, simultaneously with Landlord's prosecution of the Base Building Work, prosecute Tenant's Initial Work. Without limiting the generality of the foregoing, Landlord shall permit Tenant to bring and store on the Premises all equipment, supplies and other property required or appropriate in connection with Tenant's Initial Work, and shall furnish temporary power to the Premises. Notwithstanding anything herein to the contrary, Tenant shall be solely responsible, at its sole cost and expenses, for obtaining any and all applicable permits, approvals and licenses in connection with Tenant's Initial Work. Tenant does hereby agree to assume all risk of loss or damage to its machinery, equipment, fixtures, and other personal property, except for any loss or damage resulting from the negligence or willful misconduct of Landlord or its agents, employees or contractors and to indemnify, defend, and hold Landlord harmless from any and all liability, loss, or damage arising from any injury to the property of Landlord, its contractors, subcontractors, or materialmen, and any death or personal injury to any person or persons arising out of such occupancy or installation, except to the extent that any such liability, loss, or damage is occasioned by the negligence or willful misconduct of Landlord or its agents, employees or contractors. To the extent Tenant uses any of Landlord's contractors or subcontractors in connection with the installation of its improvements, Tenant acknowledges and agrees that Landlord's work shall take priority over that of the Tenant and that Tenant shall not divert Landlord's contractors or subcontractors from the performance of their work obligations for Landlord.

         (d) Landlord shall from time to time, upon request of Tenant, supply, at no additional charge to Tenant, architectural services to assist Tenant with its office layout and design in the Building (including, without limitation, electrical, phone, data lines, etc.).

                                 IV. ARBITRATION

         Except as otherwise provided in this Workletter, any dispute under this Workletter shall be resolved by arbitration in accordance with the Commercial Arbitration Rules (Expedited Procedures) of the American Arbitration Association, subject to the requirement that a single arbitrator unaffiliated with either party shall decide each matter in dispute within 15 days of the date of his selection, based solely upon the written statements of position submitted by each party. The parties consent to the jurisdiction of any appropriate court to enforce these arbitration provisions and to enter judgments upon the decision of the arbitration. Unless otherwise required by state law, arbitration shall be conducted in the Reno, Nevada area. In the event of an arbitration, the losing party shall pay the cost of arbitrator and the arbitration, but each party shall bear its own attorneys' fees and costs in preparing for and participating in such arbitration.

                                   ADDENDUM 3

                              FOUR RENEWAL OPTIONS

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                     DATED AS OF SEPTEMBER 8, 1999, BETWEEN
                   PROLOGIS DEVELOPMENT SERVICES INCORPORATED
                                       AND
                             BARNESANDNOBLE.COM LLC

(a) Provided that as of the time of the giving of the First Extension Notice no Event of Default exists, then Tenant shall have the right to extend the Lease Term for an additional term of five (5) years (such additional term is hereinafter called the "First Extension Term") commencing on the day following the expiration of the Lease Term (hereinafter referred to as the "Commencement Date of the First Extension Term"). Tenant shall give Landlord notice (hereinafter called the "First Extension Notice") of its election to extend the term of the Lease Term at least nine (9) months prior to the scheduled expiration date of the Lease Term.
(b)
(c) Provided that as of the time of the giving of the Second Extension Notice no Event of Default exists and provided Tenant has exercised its option for the First Extension Term; then Tenant shall have the right to extend the Lease Term for an additional term of five (5) years (such additional term is hereinafter called the "Second Extension Term") commencing on the day following the expiration of the First Extension Term (hereinafter referred to as the "Commencement Date of the Second Extension Term"). Tenant shall give Landlord notice (hereinafter called the "Second Extension Notice") of its election to extend the term of the Lease Term at least nine (9) months prior to the scheduled expiration date of the First Extension Term.
(d)
(e) Provided that as
of the time of the giving of the Third Extension Notice no Event of Default exists and provided Tenant has exercised its option for the Second Extension Term; then Tenant shall have the right to extend the Lease Term for an additional term of five (5) years (such additional term is hereinafter called the "Third Extension Term") commencing on the day following the expiration of the Second Extension Term (hereinafter referred to as the "Commencement Date of the Third Extension Term"). Tenant shall give Landlord notice (hereinafter called the "Third Extension Notice") of its election to extend the term of the Lease Term at least nine (9) months prior to the scheduled expiration date of the Second Extension Term.
(f)
(g) Provided that as of the time of the giving of the Fourth Extension Notice no Event of Default exists and provided Tenant has exercised its option for the Third Extension Term; then Tenant shall have the right to extend the Lease Term for an additional term of five (5) years (such additional term is hereinafter called the "Fourth Extension Term") commencing on the day following the expiration of the Third Extension Term (hereinafter referred to as the "Commencement Date of the Fourth Extension Term"). Tenant shall give Landlord notice

(hereinafter called the "Fourth Extension Notice") of its election to extend the term of the Lease Term at least nine (9) months prior to the scheduled expiration date of the Third Extension Term.
(h)
(i) The Base Rent payable by Tenant to Landlord during the First Extension Term shall be equal to the greater of: (i) the Base Rent applicable during the last year of the initial Lease Term; and (ii) the lesser of: (1) 97% of the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project taking into account all relevant factors; (2) the product obtained by multiplying the Base Rent for the twelve
(12) month period immediately prior to the relevant extension term by a fraction, the denominator of which is the CPI in effect on the date that is five
(5) years prior to the "Commencement Date" of the then applicable extension term and the numerator of which is the CPI most recently published prior to the date that Landlord sends Landlord's Rent Notice (as hereinafter defined); and (3) 115% of the Base Rent in effect for the twelve (12) month period immediately prior to the "Commencement Date" of the First Extension Term.
(j)
(k) The Base Rent payable by Tenant to Landlord during the Second Extension Term shall be equal to the greater of: (i) the Base Rent applicable during the last year of the First Extension Term; and (ii) the lesser of: (1) 97% of the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project taking into account all relevant factors; (2) the product obtained by multiplying the Base Rent for the twelve
(12) month period immediately prior to the relevant extension term by a fraction, the denominator of which is the CPI in effect on the date that is five
(5) years prior to the "Commencement Date" of the then applicable extension term and the numerator of which is the CPI most recently published prior to the date that Landlord sends the Landlord Rent Notice; and (3) 115% of the Base Rent in effect for the twelve (12) month period immediately prior to the "Commencement Date" of the Second Extension Term.
(l)
(m) The Base Rent payable by Tenant to Landlord during the Third Extension Term shall be equal to the greater of: (i) the Base Rent applicable during the last year of the Second Extension Term; and (ii) 100% of the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project taking into account all relevant factors.
(n)
(o) The Base Rent payable by Tenant to Landlord during the Fourth Extension Term shall be equal to the greater of: (i) the Base Rent applicable during the last year of the Third Extension Term; and (ii) 100% of the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project taking into account all relevant factors.
(p)
(q) Within fifteen (15) days after Landlord's receipt of each Extension Notice (but, in no event, earlier then the date that is eight (8) months and fifteen
(15) days prior to the anticipated "Commencement Date" of the relevant Extension
Term), Landlord shall notify ("Landlord's Rent Notice") Tenant of its determination of the Base Rent under each of the formula set forth above as may be applicable to such extension term, and Tenant shall advise Landlord of any objection (a "Tenant Objection Notice") to the Base Rent amounts contained in Landlord's Rent Notice within fifteen (15) days after Tenant's receipt of Landlord's Rent Notice. Failure to respond within the fifteen (15) day period shall constitute Tenant's acceptance of such Base Rent, provided that Landlord shall have included a statement in Landlord's Rent Notice that Tenant's failure to respond to Landlord's Rent Notice within fifteen (15) days shall be deemed to be Tenant's acceptance of the Base Rent set forth in Landlord's Rent Notice. In addition, Tenant shall have the right, within such fifteen (15) day period, to rescind the applicable Extension Notice, in which event, the Lease Term (as the same may have been previously extended) shall expire on the then scheduled expiration date and Tenant shall have no further rights to extend the Lease Term. If Tenant sends Landlord a Tenant Objection Notice, then Landlord and Tenant shall commence negotiations to attempt to agree upon the Base Rent within thirty (30) days after Landlord's receipt of Tenant Objection Notice. If the parties cannot agree on the Base Rent for such extension term, each acting in good faith but without any obligation to agree, then the Lease Term shall not be extended and shall terminate on its scheduled termination date and Tenant shall have no further right hereunder or any remedy by reason of the parties' failure to agree unless Tenant invokes the arbitration procedure provided below to determine the Base Rent for such extension term by sending Landlord notice of Tenant's election within five (5) business days after the expiration of such thirty (30) day period.
(r)
(s) Arbitration to determine the Base Rent (including the then prevailing market rate) shall be in accordance with the Arbitration Rules of the American Arbitration Association. Unless otherwise required by state law, arbitration shall be conducted in the metropolitan area where the Project is located by a single arbitrator unaffiliated with either party, which arbitrator shall have at least ten (10) years' experience in commercial leasing in Reno, Nevada and shall be a member of the American Institute of Certified Real Estate Appraisers. Landlord and Tenant shall each submit to the arbitrator their respective proposal of the Base Rent, including the then prevailing market rate, together with any and all information that each such party believes is relevant to the determination of the Base Rent, including the then prevailing market rent, as applied to an extension of this Lease, provided, however, that the amount of the Base Rent contained in Landlord's Rent Notice shall be the amount submitted by Landlord to the arbitrator as Landlord's proposal. The arbitrator must choose between Landlord's proposal and the Tenant's proposal and may not compromise between the two or select some other amount. The cost of the arbitration shall be paid by Landlord if the then prevailing market rate is that proposed by Landlord and by Tenant if the then prevailing market rate is that proposed by Tenant. If the arbitrator has not determined the Base Rent as of the end of the Lease Term or applicable extension term thereof, Tenant shall pay 105 percent of the Base Rent in effect under the Lease as of the end of the Lease Term or the applicable extension term thereof until Base Rent is determined as provided herein. Upon such determination, Landlord and Tenant shall make the appropriate adjustments to the payments between them.
(t)
(u) The parties consent to the jurisdiction of any appropriate court to enforce the arbitration provisions of this Addendum and to enter judgment upon the decision of the arbitrator.
(v)
(w) Except for the Base Rent as determined above and except as otherwise expressly provided for in Articles 6 and 10 of the Lease, Tenant's occupancy of the Premises during the applicable extension term shall be on the same terms and conditions as are in effect immediately prior to the expiration of the initial Lease Term or the applicable extension term.
(x)
(y) If Tenant does not send the applicable Extension Notice within the period set forth in Paragraph (a), (b), (c) or (d), Tenant's right to extend the Lease Term shall automatically terminate. Time is of the essence as to the giving of the applicable extension notice as set forth herein and the notice of Tenant's objection under Paragraph (i).
(z)
(aa) Except as otherwise agreed to in writing by Landlord or Tenant, Landlord shall have no obligation to refurbish or otherwise improve the Premises for the applicable extension term. Except as otherwise provided for herein and under the Lease, the Premises shall be tendered on the commencement date of the applicable extension term in "as-is" condition.
(bb)
(cc) If the Lease is extended for the applicable extension term, then Landlord shall prepare and Tenant shall execute an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto.
(dd)
(ee) If Tenant exercises its right to extend the term of the Lease for the applicable extension term pursuant to this Addendum, the term "Lease Term" as used in the Lease, shall be construed to include, when practicable, the applicable extension term except as provided in Paragraph (l) above.

                                   ADDENDUM 4

                              RIGHT OF FIRST OFFER
                              --------------------

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                        DATED SEPTEMBER 8, 1999, BETWEEN
                   PROLOGIS DEVELOPMENT SERVICES INCORPORATED
                                       and
                             BARNESANDNOBLE.COM LLC



         (a) For purposes hereof, the term "Offer Space" shall mean the Premises or any portion thereof.

         (b) Landlord hereby agrees that if, from time to time and at any time during the Lease Term (as the same may be renewed or extended), Landlord desires to convey all or any portion of the Offer Space, then Landlord shall so notify Tenant (each, an "Offer Notice"), which notice shall contain the following information: (i) the proposed sales price; (ii) the desired closing date, which shall not be less than forty-five (45) days after the date Tenant receives the applicable Offer Notice; and (iii) all of the other material economic terms and conditions that are material to a sale of such Offer Space. Each Offer Notice shall constitute an offer to Tenant to purchase the Offer Space covered thereby (the "Right of First Offer to Purchase") on the terms and conditions set forth in such Offer Notice including, without limitation, the sales price set forth therein.

         (c) Tenant shall have fifteen (15) business days to accept such an offer with respect to any Offer Space. If Tenant fails to accept such an offer with respect to any Offer Space within such fifteen (15) business day period, then (1) Tenant shall be deemed to have rejected such offer, and (2) Landlord, for a period of one (1) year from the date of the applicable Offer Notice, shall be free to sell such Offer Space to any prospective purchaser (which sale shall be subject to this Lease, if the Offer Space comprises the Premises), for a price of not less than ninety five percent (95%) of the net effective sales price set forth in the applicable Offer Notice and otherwise on terms and conditions no more materially advantageous to the purchaser than the terms and conditions set forth in such Offer Notice and in the event of such sale Tenant shall have no further right with respect to the Offered Space under this Addendum 4. If such Offer Space is not sold and title thereto transferred within such one (1) year period (for a price of not less than ninety five percent (95%) of the net effective sales price set forth in the Offer Notice and otherwise on terms and conditions no more materially advantageous to the purchaser than the terms and conditions set forth in the Offer Notice), then Tenant's Right of First Offer to Purchase such Offer Space shall remain in full force and effect (i.e., Landlord shall again offer such Offer Space to Tenant in accordance with the foregoing). If (x) Tenant rejects or is deemed to have rejected any offer to sell any Offer Space in accordance with this Addendum and (y) within twelve (12) months after such rejection Landlord desires to sell such Offer Space to a third party on terms and conditions (the "New Offer Terms") that are materially more advantageous (economically) to such third party than the terms and conditions contained in the Offer Notice in question (including, without limitation, if Landlord desires to sell such Offer Space to a third party for a net effective sales price that is less than ninety five percent (95%) of the net effective sales price for such Offer Space, as set forth in the applicable Offer Notice) then Landlord, before conveying such Offer Space to such third party, shall again offer such Offer Space to Tenant in accordance with the foregoing provisions of this Addendum on the New Offer Terms.

         (c) If Tenant accepts any such offer for any Offer Space, Landlord and Tenant (or any designee of Tenant) shall close title to such Offer Space in accordance with and pursuant to the terms and conditions set forth in the Offer Notice. In connection therewith, Landlord and Tenant promptly shall enter into a customary contract of sale that incorporates the terms and provisions set forth in the Offer Notice.

                                   ADDENDUM 5

                            FORM OF LETTER OF CREDIT
                            ------------------------

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                   DATED _____________________, 1999, BETWEEN
                   PROLOGIS DEVELOPMENT SERVICES INCORPORATED
                                       and
                             barnesandnoble.com, llc




                      [LETTERHEAD OF LETTER OF CREDIT BANK]

                                     [DATE]


ProLogis Development Services Incorporated
14100 East 35th Place
Aurora, Colorado  80011
Attention:  Legal Department

         Re:      Irrevocable Transferrable Letter of Credit
                  No.____________________________

Beneficiary:

         By order of our client, ____________________ (the "Applicant"), we hereby establish this Irrevocable Transferrable Letter of Credit No. ________ in your favor for an amount up to but not exceeding the aggregate sum of Two Hundred Eight Thousand Five Hundred and No/100 Dollars ($208,500.00) (as reduced from time to time in accordance with the terms hereof, the "Letter of Credit Amount"), effective immediately, and expiring on the close of business at our office at the address set forth above one year from the date hereof unless renewed as hereinafter provided.

         Funds under this Letter of Credit are available to you on or prior to the expiry date against presentation by you of your (i) sight drafts drawn on us in the form of Annex 1 hereto, indicating this Letter of Credit number and (ii) request in the form of Annex 2 hereto (such sight draft and request, together referred to as a "Drawing Request"), sight draft(s), completed and signed by one of your officers. Presentation of your Drawing Requests may be made by you to us at the address set forth above or may be made by facsimile transmission, to the following facsimile number ___________. You may present to us one or more Drawing Requests from time to time prior to the expiry date in an aggregate amount not to exceed the Letter of Credit Amount then in effect (it being understood that the honoring by us of each Drawing Request shall reduce the Letter of Credit Amount then in effect).

         This Letter of Credit will be automatically renewed for a one-year period upon the expiration date set forth above and upon each anniversary of such date, unless at least sixty (60) days prior to such expiration date, or prior to any anniversary of such date, we notify both you and the Applicant in writing by certified mail that we elect not to so renew the Letter of Credit.

         This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified by reference to any document or instrument referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, and no such reference shall be deemed to incorporate herein by reference any document or instrument.

         All bank charges and commissions incurred in this transaction are for the Applicant's account.

         This Letter of Credit is transferrable by you and your successors and assigns any number of times in its entirety and not in part, but only by delivery to us of a Notice of Assignment in the form of Annex 3 hereto.

         We hereby agree with the drawers, endorsers, and bona fide holders of drafts drawn under and in compliance with the terms of this Letter of Credit that such drafts will be duly honored upon presentation to the drawee from our own funds and not the funds of the Applicant and shall be available to such drawers, endorsers, and bona fide holders, as the case may be, on or before noon, New York time, on the Business Day (defined below) next following the date on which such drafts are received by us. "Business Day" shall mean any day which is not a Saturday, Sunday or day on which we are required or authorized by law to be closed in New York, New York.

         To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by, and construed in accordance with, the terms of the Uniform Customs and Practice for Commercial Documentary Credits (1993 Revision), I.C.C. Publication No. 500 (the "UCP 500") and as to matters not governed by the UCP 500, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,

                                          [NAME OF LETTER OF CREDIT BANK]


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                         ANNEX 1



                                   SIGHT DRAFT


                                                        ______________ , 199_



         For value received, at sight pay to the order of [Name of Landlord], the sum of [Amount in words] [Amount in Figures] United States Dollars drawn under [Name of Letter of Credit Bank] Irrevocable Transferrable Letter of Credit No. ________ dated _________________, 199_____.





                                      PROLOGIS DEVELOPMENT SERVICES INCORPORATED



                                      By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                                                         ANNEX 2


                                 DRAWING REQUEST


                                                               _________ ,199_

[NAME AND ADDRESS OF LETTER
OF CREDIT BANK]

         Re: Irrevocable Transferrable Letter of Credit No._______ (the "Letter of Credit")

         The undersigned (the "Beneficiary"), hereby certifies to [Name of Letter of Credit Bank] (the "Issuer") that:

         (a) The Beneficiary is making a request for payment in lawful currency of the United States of America under Irrevocable Transferrable Letter of Credit No. (the "Letter of Credit") in the _______________ amount of $___________.

         (b) The Letter of Credit Amount (as defined in the Letter of Credit) as of the date hereof and prior to payment of the amount demanded in this Drawing Request is $___________ . The amount requested by this Drawing Request does not exceed the Letter of Credit Amount.

         [(c) Demand is made for payment under the Letter of Credit as a result of the occurrence and continuation of an Event of Default (as defined in the Lease Agreement).]

         Please wire transfer the proceeds of the drawing to the following account of the Beneficiary at the financial institution indicated below:

                                      ____________________________________

                      ____________________________________

                                      ____________________________________


         Unless otherwise defined, all capitalized terms used herein have the meanings provided in, or by reference in, the Letter of Credit.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Drawing Request as of the ___ day of _______________, 199__.


                                     PROLOGIS DEVELOPMENT SERVICES INCORPORATED



                                     By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                                                         ANNEX 3

                              NOTICE OF ASSIGNMENT


                                                              ____________, 199_

[NAME AND ADDRESS OF
LETTER OF CREDIT BANK]

                  Re:  Irrevocable Transferable Letter of Credit No.

         The undersigned (the "Beneficiary"), hereby notifies [Name of Letter of Credit Bank] (the "Issuer") that it has irrevocably assigned the above-referenced Letter of Credit to ______________ (the "Assignee") with an address at ________________ effective as of the date the Issuer receives this Notice of Assignment. The Assignee acknowledges and agrees that the Letter of Credit Amount may have been reduced pursuant to the terms thereof, and that the Assignee is bound by any such reduction.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Assignment as of this _____ day of _______, 199_.

                                     PROLOGIS DEVELOPMENT SERVICES INCORPORATED




                                     By:
                                     ------------------------------------------
                                     Name:
                                     Title:




Agreed:


[Assignee]


____________________

                          Exhibit A to Lease Agreement
                          ----------------------------


                                    [Diagram]

                          Exhibit B to Lease Agreement
                          ----------------------------


                                    [Diagram]

                          Exhibit C to Lease Agreement
                          ----------------------------


                                    [Diagram]

                          Exhibit D to Lease Agreement
                          ----------------------------


         Those encumbrances listed on Schedule B to the Preliminary Report #992107340, dated as of July 29, 1999, of Stewart Title of Northern Nevada, Reno, Nevada, but only to the extent such encumbrances pertain to Parcel 1 of Parcel Map. No. 3487 filed in the office of the County Recorder of Washoe County, State of Nevada, on March 19, 1999 as File No. 2318611; provided, however, that (notwithstanding the foregoing) the following exceptions described on said Schedule B do not encumber the Property and shall not constitute Permitted Encumbrances: 5, 6 and 21.

                          Exhibit E to Lease Agreement
                          ----------------------------


                                 DRAWING REQUEST


                                                           ______________, 199__


[NAME AND ADDRESS OF LETTER
OF CREDIT BANK]

Re: Irrevocable Transferrable Letter of Credit No. ____ (the "Letter of Credit")


         The undersigned (the "Beneficiary"), hereby certifies to [Name of Letter of Credit Bank] (the "Issuer") that:

         (a) The Beneficiary is making a request for payment in lawful currency of the United States of America under Irrevocable Transferrable Letter of Credit No. ____ (the "Letter of Credit") in the amount of $ ________.

         (b) The Letter of Credit Amount (as defined in the Letter of Credit) as of the date hereof and prior to payment of the amount demanded in this Drawing Request is $__________ . The amount requested by this Drawing Request does not exceed the Letter of Credit Amount.

         (c) Demand is made for payment under the Letter of Credit as a result of the occurrence and continuation of an Event of Default (as defined in the Lease Agreement).

         Please wire transfer the proceeds of the drawing to the following account of the Beneficiary at the financial institution indicated below:

         __________________________
         __________________________
         __________________________


         Unless otherwise defined, all capitalized terms used herein have the meanings provided in, or by reference in, the Letter of Credit.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Drawing Request as of the ___ day of _______________, 199__.

                                              __________________________


                                     By:   __________________________
                                     Name:
                                     Title:

                          Exhibit F to Lease Agreement
                          ----------------------------


                             [Intentionally Omitted]

                          Exhibit G to Lease Agreement
                          ----------------------------


                STORAGE AND USE OF PERMITTED HAZARDOUS MATERIALS

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                         DATED __________, 19__, BETWEEN
                            _________________________
                                       and
                            _________________________


         Permitted Hazardous Materials and Use.

         Tenant has requested Landlord's consent to use the Hazardous Materials listed below in its business at the Premises (the "Permitted Hazardous Materials"). Subject to the conditions set forth herein, Landlord hereby consents to the Use (hereinafter defined) of the Permitted Hazardous Materials. Any Permitted Hazardous Materials on the Premises will be generated, used, received, maintained, treated, stored, or disposed in a manner consistent with good engineering practice and in compliance with all Environmental Requirements.

         Permitted Hazardous Materials (including maximum quantities):
         ______________
         ______________
         ______________

         The storage, uses or process involving the Permitted Hazardous Materials (the "Use") are described below.

         Use [If limited to receiving and storage, so specify]:
         ______________
         ______________
         ______________

                  No Current Investigation. Tenant represents and warrants that it is not currently subject to an inquiry, regulatory investigation, enforcement order, or any other proceeding regarding the generation, use, treatment, storage, or disposal of a Hazardous Material.

                  Notice and Reporting. Tenant immediately shall notify Landlord in writing of any spill, release, discharge, or disposal of any Hazardous Material in, on or under the Premises or the Project. All reporting obligations imposed by Environmental Requirements are strictly the responsibility of Tenant. Tenant shall supply to Landlord within 5 business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to Tenant's use of the Premises.

         Indemnification. Tenant's indemnity obligation under the Lease with respect to Hazardous Materials shall include indemnification for the liabilities, expenses and other losses described therein as a result of the Use of the Hazardous Materials or the breach of Tenant's obligations or representations set forth above. It is the intent of this provision that Tenant be strictly liable to Landlord as a result of the Use of Hazardous Materials without regard to the fault or negligence of Tenant, Landlord or any third party.

         Disposal Upon Lease Termination. At the expiration or earlier termination of the Lease, Tenant, at its sole cost and expense, shall: (i) remove and dispose off-site any drums, containers, receptacles, structures, or tanks storing or containing Hazardous Materials (or which have stored or contained Hazardous Materials) and the contents thereof; (ii) remove, empty, and purge all underground and above ground storage tank systems, including connected piping, of all vapors, liquids, sludges and residues; and (iii) restore the Premises to its original condition. Such activities shall be performed in compliance with all Environmental Requirements and to the satisfaction of Landlord. Landlord's satisfaction with such activities or the condition of the Premises does not waive, or release Tenant from, any obligations hereunder.

                          Exhibit H to Lease Agreement
                          ----------------------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------


THE STATE OF NEVADA      ss.
                         ss.
COUNTY OF WASHOE         ss.

         THIS AGREEMENT is made as of September 8, 1999, among Prologis Trust, formerly known as Security Capital Industrial Trust ("Lender"), barnesandnoble.com llc (hereinafter called "Tenant"), and ProLogis Development Services Incorporated (hereinafter called "Landlord").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Lender has made or has agreed to make loans to Landlord (the "Loan"), to be evidenced by promissory notes executed by Landlord payable to the order of each Lender (the "Notes"), bearing interest as therein specified;

         WHEREAS, the Notes are secured by, among other things, a Deed of Trust, Security Agreement, Financing Statement and Assignment of Rental (the "Deed of Trust"), creating a first lien upon that certain tract of real property described in Exhibit A attached hereto (the "Property"), and an Assignment of Leases and Rents (all such security instruments and all security instruments now or hereafter executed between Landlord and Lender in connection with the Loan, the Notes, or the Property, and all renewals, extensions, modifications, and/or increases thereof to be referred to hereinafter collectively as the "Collateral Documents");

         WHEREAS, Tenant and Landlord have executed that certain written lease, dated the 8th day of September, 1999 (the "Lease"), a memorandum of which was recorded as Document No. _________________, Official Records, Washoe County, Nevada, covering all or a portion of the Property (the "Demised Premises");

         WHEREAS, Tenant and Landlord have requested that Lender agree that it will not disturb Tenant's possession of the Demised Premises and Lender has agreed to do so provided that Tenant expressly subordinates the Lease and all of Tenant's rights thereunder to the Collateral Documents and the liens and security interests created thereby and that Tenant agrees to attorn to Lender or a subsequent purchaser of the Demised Premises;

         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Lender, Landlord, and Tenant hereby agree as follows:

         Subordination. The Lease and all of Tenant's rights thereunder are, shall be, shall remain, and are expressly made subordinate and inferior to the liens and security interests created by the Collateral Documents, and Tenant also agrees that the liens and security interests created by the Collateral Documents shall be and remain prior and superior to the Lease and to all of the rights of the Tenant thereunder, regardless of how often or in what manner the Notes, together with the liens securing the same, and any of the Collateral Documents, may be renewed, extended, increased, changed, or altered.

         Non-Disturbance. So long as Tenant is not in default in the payment of basic rent or percentage rent or additional rent (each as applicable under the Lease) beyond any applicable notice and grace periods provided for under the Lease or in the performance of any of the terms, covenants, or conditions of the Lease on Tenant's part to be performed beyond any applicable notice and grace periods provided for under the Lease, Tenant's use and possession of the Demised Premises and Tenant's rights and privileges under the Lease, or any extensions or renewals thereof approved by Lender, shall not be terminated, diminished or interfered with or affected in any manner by Lender in the exercise of any of its rights under the Deed of Trust or otherwise, (ii) Tenant's occupancy of the Demised Premises shall not be disturbed by Lender in any manner in the exercise of any of Lender's rights under the Collateral Documents during the term of the Lease or any such extensions or renewals thereof, and (iii) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default by Landlord, as grantor, under the Deed of Trust or otherwise.

         Attornment. In the event that any proceedings are brought for the foreclosure of the Deed of Trust or if the Demised Premises are conveyed to Lender by deed in lieu of foreclosure, Tenant shall attorn to Lender or the purchaser upon any such conveyance or foreclosure sale or trustee's sale and shall recognize Lender or such purchaser as Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of either of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Deed of Trust and other Collateral Documents or any such purchaser (1) any instrument or certificate, reasonably requested by Landlord or of such holder(s) or such purchaser, which may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, and (2) an instrument of certificate regarding the status of the Lease, consisting of statements, if true, (i) that the Lease is in full force and effect, (ii) the date through which rentals have been paid, (iii) the date of the commencement of the term of the Lease, (iv) the nature of any amendments or modifications to the Lease, (v) that, to the best of Tenant's knowledge, no default, or state of facts, which with the passage of time or notice would constitute a default, exists on the part of either party to the Lease, and (vi) the date on which payment of additional rents and/or percentage rents, if any, are due under the terms of the Lease.

         Lender's Obligations. If Lender shall succeed to the interest of Landlord under the Lease in any manner, of if any purchaser acquires the Demised Premises upon any foreclosure of the Deed of Trust or any trustee's sale under the Deed of Trust, Lender or such purchaser, as the case may be, in the event of attornment shall have the same remedies by entry, action, or otherwise in the event of any default by Tenant in the payment of rent or additional rent or in the performance of any of the terms, covenants, and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of Landlord. From and after any such attornment, Lender or such purchaser shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease as if Lender or such purchaser had executed the Lease as Landlord, and Tenant shall from and after the succession to the interest of Landlord under the Lease by Lender or such purchaser have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against the Landlord if Lender or such purchaser had not succeeded to the interest of Landlord, provided further, however, that Lender or such purchaser shall not be:

         (a) liable for any action or omission of any prior landlord (including Landlord), it being understood, however, that (i) the foregoing is not intended to relieve Lender or such purchaser of any liability arising by reason of its acts or omissions from and after the date that it succeeds to the interests of Landlord, including a continuation of the failure of the prior Landlord to perform its obligations under the Lease; and (ii) the foregoing shall in no way diminish Tenant's Express Set-Off Rights (as hereinafter defined), even if such rights exist by reason of circumstances occurring before the date on which Lender or such purchaser succeeds to Landlord's interest under the Lease; or

         (a) bound by any rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

         (a) bound by any amendment or modification of the Lease made without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or

         (a) subject to any offsets or defenses which Tenant might be entitled to assert against Landlord it being understood, however, that the foregoing shall in no way diminish Tenant's Express Set-Off Rights, even if such rights exist by reason or circumstances occurring before the date on which Purchaser acquires Landlord's interest in the Lease; or

         (a) liable for any security deposits except to the extent received from Landlord.

         Notwithstanding the foregoing, in the event that Lender or any such purchaser is an affiliate or is otherwise related to Landlord (or any prior Landlord) then in such event, clauses 4(a) - 4(e) hereof shall have no application and in the event that such Lender or purchaser shall succeed to the interests of Landlord under the Lease then such Lender or purchaser shall be responsible for all of the obligations of Landlord under the Lease as if such Lender or purchaser shall have originally executed the Lease as the landlord thereunder.

         For purposes of this Agreement, the term "Tenant's Express Set-Off Rights" shall mean Tenant's rights to any abatement, credit or setoff that are expressly provided for in the Lease or the exhibits annexed thereto, regardless of whether such rights arise by reason of a failure or default by Landlord or a failure or default by a Lender or a purchaser.

         No Waiver. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord provided for under the Lease in the event of default by Tenant in the payment of any rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed.

         Notices. Any notice or communication required or permitted hereunder shall be given in writing, sent by United States mail, postage prepaid, registered or certified mail, addressed as follows:

                  To Lender:    ProLogis Trust
                                14100 E. 35th Place
                                Aurora, Colorado 80011
                                Attention: Legal Department

                  To Tenant:    Barnes & Noble/Bn.com
                                76 Ninth Avenue, 11th Floor
                                New York, New York 10011
                                Attention: William F. Duffy

                  To Landlord:  ProLogis Development Services Incorporated
                                14100 E. 35th Place
                                Aurora, Colorado 80011
                                Attention: Legal Department

or to such other address or in care of such other person as hereinafter shall be designated in writing by the applicable party, and shall be deemed to have been given as of the date of deposit in an official receptacle of the United States mail in the manner aforesaid.

         Governing Law. The validity and construction of this Agreement shall be governed by the laws of the State of Nevada.

         Modifications and Successors. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Demised Premises, and their respective heirs, personal representatives, successors and assigns.

         Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

                                     Lender:
                                     ProLogis Trust

                                     By:      /s/ David Morze
                                              --------------------------
                                     Name:    David Morze
                                              --------------------------
                                     Title:   Senior Vice President
                                              --------------------------


                                     LANDLORD:
                                     ProLogis Development Services Incorporated

                                     By:      /s/ John W. Seiple
                                              --------------------------
                                     Name:    John W. Seiple
                                              --------------------------
                                     Title:   Senior Vice President
                                              --------------------------


                                     TENANT:
                                     barnesandnoble.com llc
                                     ______________________

                                     By:      /s/  William F. Duffy
                                              --------------------------
                                     Name:    William F. Duffy
                                              --------------------------
                                     Title:   Vice President, Operations
                                              --------------------------

THE STATE OF __________  ss.
                         ss.
COUNTY OF _____________  ss.

         This instrument was acknowledged before me on this ______ day of ______________, 19___, by ________________________________________ of
__________________________, a ____________________________, on behalf of said
___________.




                                              _______________________
                                              Notary Public Signature
(PERSONALIZED SEAL, if any)


THE STATE OF __________  ss.
                         ss.
COUNTY OF _____________  ss.

         This instrument was acknowledged before me on this ______ day of _______________, 19___, by ________________________________________ of
_____________________________________, on behalf thereof.




                                              _______________________
                                              Notary Public Signature
(PERSONALIZED SEAL, if any)

THE STATE OF __________  ss.
                         ss.
COUNTY OF _____________  ss.

         This instrument was acknowledged before me on this _______ day of __________________, 19___, by ________________________________ of
_________________________________________________, on behalf thereof.




                                              _______________________
                                              Notary Public Signature
(PERSONALIZED SEAL, if any)

                    Exhibit A to Exhibit H to Lease Agreement
                    -----------------------------------------

         Parcel 1 of PARCEL MAP NO. 3487, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on March 19, 1999 as File No. 2318611, and any and all existing or future improvements located thereon.

                          Exhibit I to Lease Agreement
                          ----------------------------


                      Form of Tenant's Estoppel Certificate

                             [Letterhead of Tenant]

                                              [Date]


[Name and Address of Landlord]


                  Re: Lease (the "Lease", dated ____________, between _________________ ("Landlord") and _____________________
                        ("Tenant") Premises:

Dear Sir or Madam:

         Tenant hereby certifies the following information as of the date of this certificate:

         1. The Lease is in full force and effect and has not been modified, supplemented, or amended, except as set forth on
                  Schedule I annexed hereto.

         2.       The Base Rent due under the Lease has been paid through
                  ____________.

         3. Except as otherwise provided in the Lease or on Schedule II annexed hereto, no payment of Base Rent or additional rent has been paid by Tenant more than thirty days in advance.

         4. Except as set forth on Schedule III annexed hereto, to the best of Tenant's knowledge, as of the date hereof, Landlord is not in default under the terms of the Lease.

                                    [TENANT]


                                     By:    _____________________________
                                     Name:
                                     Title:

                      Form of Tenant's Estoppel Certificate
                      -------------------------------------

                            [Letterhead of Landlord]

                                                              [Date]


[Name and Address of Tenant]


                  Re: Lease (the "Lease", dated ____________, between _________________ ("Landlord") and _____________________
                        ("Tenant") Premises:

Dear Sir or Madam:

         Landlord hereby certifies the following information as of the date of this certificate:

         1. The Lease is in full force and effect and has not been modified, supplemented, or amended, except as set forth on
                  Schedule I annexed hereto. ----------

         2.       The Base Rent due under the Lease has been paid through
                  ____________.

         3. Except as otherwise provided in the Lease or on Schedule II annexed hereto, no payment ----------- of Base Rent or additional rent has been paid by Tenant more than thirty days in advance.

         4. Except as set forth on Schedule III annexed hereto, to the best of Tenant's knowledge, as of the date hereof, Landlord is not in default under the terms of the Lease.

                                   [LANDLORD]


                                     By:   _____________________________
                                     Name:
                                     Title:

                          Exhibit J to Lease Agreement
                          ----------------------------



RECORD AND RETURN TO:
--------------------

David Blaivas, Esq.
Robinson Silverman Pearce
Aronsohn & Berman LLP
1290 Avenue of the Americas
New York, New York 10104


PROPERTY DESCRIPTION
--------------------

Parcel 1 of Parcel Map No. 3487, APN: 140-010-09
County of Washoe
State of Nevada


         Memorandum of Lease

         This Memorandum of Lease is made the 8th day of September, 1999, by and between PROLOGIS DEVELOPMENT SERVICES INCORPORATED, a Delaware corporation, having its principal office at 14100 East 35th Place, Aurora, Colorado 80011

("Landlord") and barnesandnoble.com llc, a Delaware limited liability company having an office at 76 Ninth Avenue, 11th Floor, New York, New York 10011 ("Tenant").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, Landlord (as successor in interest to SCI Development Services Incorporated) is the sole owner in fee simple of the piece, parcel or tract of land lying and being in the County of Washoe and State of Nevada, more particularly described in Schedule I annexed hereto (the "Land");

         WHEREAS, Landlord, as landlord, and Tenant, as tenant, have entered into a lease, dated September 8, 1999 (the "Lease"), covering the Land and all improvements now or hereafter erected thereon (including, without limitation, that certain building (the "Building") that is to be erected by Landlord on the Land and that is to contain approximately 600,000 square feet of space);

         WHEREAS, the Land and the Building are part of that certain industrial project (the "Project") commonly known as Damonte Ranch Trade Center I, which industrial project is composed of the parcels of land lying and being in the County of Washoe, State of Nevada, as more particular described in Schedule II annexed hereto, together with any improvements now or hereafter erected thereon; and

         WHEREAS, Landlord and Tenant desire to have a Memorandum of Lease recorded in the official public records of real property of Washoe County, Nevada.

         NOW, THEREFORE, Landlord and Tenant hereby state the following for recording:

                                       I.

                             Description of Premises

         The premises demised by the Lease (the "Premises") consist of, inter alia, the Land and the Building, together with (x) any and all other improvements and structures (now or hereafter erected) on the Land, and (y) all of Landlord's right, title and interest in and to all easements, rights and other matters appurtenant to the Land or the Building and in and to any land lying in the bed of any roads adjacent to the Land.

                                       II.

                     Date of Commencement and Term of Lease

         1. The Commencement Date of the Lease is September 8, 1999. The Rent Commencement Date (as defined in the Lease) will occur 30 days after the Substantial Completion of the Base Building Work (as defined in the Lease), which is estimated to occur on or before April 15, 2000, subject to certain delays, as provided in the Lease.

         2. The initial term of the Lease will commence on the Commencement Date and shall end on the last day of the 120th full calendar month following the Rent Commencement Date.

                                      III.

                                 Extension Terms

         Tenant may extend the term of the Lease for four (4) additional extension terms of five (5) years each, upon the terms and conditions set forth in the Lease.

                                       IV.

                              Right of First Offer

         Tenant has a right of first offer to purchase the Premises, upon the terms and conditions set forth in the Lease.

                                       V.

                                     Signage

         Tenant has the right, subject to the terms and conditions of the Lease, to place directional signs as appropriate throughout the Project for the benefit of its customers.

                                       VI.

                                Other Provisions

         Notice is hereby given that the Lease contains additional terms, covenants, conditions and provisions not set forth in or referred to in this Memorandum of Lease.

                                    * * * * *

         THIS MEMORANDUM OF LEASE IS NOT A COMPLETE SUMMARY OF THE LEASE. The provisions of this Memorandum of Lease shall not be construed to interpret, vary or modify the terms, covenants, conditions or provisions of the Lease and in the event of any conflict between the terms hereof and the terms of the Lease, the terms of the Lease shall control. A true copy of the Lease is located at the Premises.

                     [Remainder of Page Intentionally Blank]

         EXECUTED IN MULTIPLE COUNTERPARTS each of which shall have the force and effect of an original, as of the day and year first above written.



TENANT:                               LANDLORD:

barnesandnoble.com llc                ProLogis Development Services Incorporated

By:     /s/ William F. Duffy          By:      /s/ John W. Seiple, Jr.
   ------------------------------         -----------------------------
Title: Vice President, Operations     Title: Senior Vice President
      ---------------------------            ----------------------

Address:                              Address:
76 Ninth Avenue, 11th Floor           47775 Fremont Blvd.
New York, NY  10011                   Fremont, CA  94538

                             Schedule I to Exhibit J
                             -----------------------


         Parcel 1 of PARCEL MAP NO. 3487, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on March 19, 1999 as File No. 2318611.

                            Schedule II to Exhibit J
                            ------------------------


         Parcels 1 and 2 of PARCEL MAP NO. 3487, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on March 19, 1999 as File No. 2318611.

         Parcels 1 and 2 of PARCEL MAP NO. 3488, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on March 19, 1999 as File No. 2318612.

         An easement for temporary access as set forth in an instrument recorded June 16, 1998, as Document No. 2221195 of Official Records.

         An easement for sanitary sewer as set forth in an instrument recorded June 16, 1998, as Document No. 2221193 of Official Records.

                          Exhibit K to Lease Agreement
                          ----------------------------


                             [Intentionally Omitted]

                          Exhibit L to Lease Agreement
                          ----------------------------


                      [Forms of Warranties and Guarantees]